UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

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Rotech Healthcare Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

The registrant’s definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on May 2, 2005 is hereby amended to: (1) change the date of the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to September 27, 2005, (2) change the record date for the Annual Meeting to August 12, 2005, (3) change the location of the Annual Meeting to the registrant’s Pulmo-Dose facility located at 104 Max Hurt Drive, Murray, Kentucky, (4) change references to the registrant’s annual report on Form 10-K to the registrant’s amended annual report on Form 10-K/A, (5) revise the date on which the registrant expects to mail the proxy statement to on or about August 29, 2005, (6) revise the deadline for the submission of stockholder proposals for the 2006 annual meeting, (7) change the date of (a) the cover letter regarding the Annual Meeting, (b) the Notice of Annual Meeting and (c) the definitive proxy statement, (8) update the tables under “Security Ownership of Certain Beneficial Owners and Management” to report security ownership as of August 1, 2005, (9) update the description of registrant’s stock option plan to reflect options outstanding as of August 1, 2005, (10) update the discussion of the registrant’s nonemployee director restricted stock plan under “Director Compensation” to reflect restricted stock awards as of August 1, 2005 and that the initial awards under the plan were granted on August 24, 2004, (11) reflect that Spencer Stuart, an executive search firm, has been retained by the nominating and corporate governance committee to identify director candidates, (12) reflect that proxies cannot be voted for a greater number of persons than the number of director nominees named in the proxy statement and (13) revise the proxy card to reflect, among other things, the new date of the Annual Meeting. In addition, as disclosed in the registrant’s Current Report on Form 8-K filed with the SEC on August 29, 2005, William Wallace Abbott retired as a member of the registrant’s Board of Directors effective as of August 24, 2005 and Guy P. Sansone has decided to resign as a member of the registrant’s Board of Directors effective as of the date of the Annual Meeting. Accordingly, Mr. Abbott has not served on the registrant’s Board of Directors or any Board committee since August 23, 2005 and Mr. Sansone will not be serving on the registrant’s Board of Directors or any Board committee after the date of the Annual Meeting. Upon the recommendation of the registrant’s nominating and corporate governance committee, the Board has nominated Barbara B. Hill for election at the Annual Meeting. Accordingly, the definitive proxy statement and the proxy card have been revised to reflect the nomination of Ms. Hill, the retirement of Mr. Abbott and the resignation of Mr. Sansone. There are no other material revisions or amendments to the definitive proxy statement or proxy card previously filed by the registrant with the SEC. The previously filed definitive proxy statement was not mailed to stockholders.

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(407) 822-4600

August 29, 2005

Dear Stockholder:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Rotech Healthcare Inc., a Delaware corporation (the “Company”), to be held at the Company’s Pulmo-Dose facility located at 104 Max Hurt Drive, Murray, Kentucky on Tuesday, September 27, 2005, at 8:30 a.m., local time.

The principal business of the meeting will be to (i) elect directors for the ensuing year, (ii) ratify and approve the adoption of the Rotech Healthcare Inc. Senior Management Incentive Plan (2005-2007), (iii) ratify and approve the adoption of the Rotech Healthcare Inc. Nonemployee Director Restricted Stock Plan and (iv) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

Along with the attached Proxy Statement, also enclosed is a copy of the Company’s 2004 Annual Report to Stockholders, which includes the Company’s financial statements.

If you are not planning to attend the meeting, it is still important that your shares be represented. Please complete, sign, date and return to the Company the enclosed proxy card in the envelope provided at your earliest convenience. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

PHILIP L. CARTER

President and Chief Executive Officer

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(407) 822-4600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON SEPTEMBER 27, 2005

The 2005 Annual Meeting of Stockholders of Rotech Healthcare Inc., a Delaware corporation (the “Company”), will be held on Tuesday, September 27, 2005, at 8:30 a.m., local time, at the Company’s Pulmo-Dose facility located at 104 Max Hurt Drive, Murray, Kentucky.

The principal business of the meeting will be to (i) elect directors for the ensuing year, (ii) ratify and approve the adoption of the Rotech Healthcare Inc. Senior Management Incentive Plan (2005-2007), (iii) ratify and approve the adoption of the Rotech Healthcare Inc. Nonemployee Director Restricted Stock Plan and (iv) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005.

Stockholders of record at the close of business on Friday, August 12, 2005, the record date for the meeting, are entitled to notice of the Annual Meeting and to vote the shares held on that date at the Annual Meeting. Stockholders of record of the Company’s common stock may vote their shares by completing and returning the enclosed proxy card. This proxy is being solicited by the Board of Directors of the Company.

In accordance with Delaware corporate law, the Company will make available for examination by any stockholder entitled to vote at the Annual Meeting, for any purpose germane to the Annual Meeting, during ordinary business hours, for at least 10 days prior to the Annual Meeting, at the offices of Rotech Healthcare Inc., 2600 Technology Drive, Suite 300, Orlando, Florida, a complete list of the stockholders entitled to vote at the Annual Meeting, arranged in alphabetical order.

Sincerely,

REBECCA L. MYERS

Secretary and Chief Legal Officer

August 29, 2005

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, THE COMPANY ASKS FOR YOUR COOPERATION IN PROMPTLY MAILING IN YOUR PROXY CARD.

ROTECH HEALTHCARE INC.

2600 Technology Drive, Suite 300

Orlando, Florida 32804

(407) 822-4600

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Rotech Healthcare Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held at the Company’s Pulmo-Dose facility located at 104 Max Hurt Drive, Murray, Kentucky, on Tuesday, September 27, 2005, at 8:30 a.m., local time, and any adjournment thereof. The matters to be considered and acted upon at the meeting are set forth in the attached Notice of Annual Meeting. This Proxy Statement, the Notice of Annual Meeting and the form of proxy are first being sent to stockholders on or about August 29, 2005.

The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting has been fixed by the Board of Directors as the close of business on Friday, August 12, 2005. As of such date, there were 25,376,995 shares of the Company’s common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting.

If the accompanying proxy is signed and returned, the shares represented by the proxy will be voted as specified in the proxy. If you execute the enclosed proxy card but do not give instructions, your proxy will be voted as follows: (i) FOR the election of the nominees for directors named below, (ii) FOR the ratification and approval of the Rotech Healthcare Inc. Senior Management Incentive Plan (2005-2007), (iii) FOR the ratification and approval of the Rotech Healthcare Inc. Nonemployee Director Restricted Stock Plan and (iv) FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. A stockholder executing a proxy card may revoke it at any time before it is exercised by giving written notice revoking the proxy to the Company’s Secretary at 2600 Technology Drive, Suite 300, Orlando, Florida 32804, by subsequently filing another proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting will not automatically revoke your proxy.

The presence, in person or by proxy, of the holders of common stock representing a majority of the issued and outstanding common stock entitled to vote at the meeting will constitute a quorum. Abstentions and broker non-votes will be treated as present for purposes of a quorum, but will have no effect on the votes required to elect directors or to approve any other matter. Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting.

If any other matters are properly presented at the Annual Meeting, the persons named in the form of proxy will be entitled to vote on those matters for you. As of the date of this Proxy Statement, the Company was not aware of any other matters to be raised at the Annual Meeting.

ABSTENTIONS AND “BROKER NON-VOTES”

Stockholders and brokers returning proxies or attending the meeting who abstain from voting will count towards determining a quorum. However, such abstentions will have no effect on the outcome of the election of directors or the approval of any other matter. Broker non-votes (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) will be treated as present for purposes of a quorum, but will have no effect on the votes required to elect directors or to approve any other matter.

VOTING REQUIREMENTS

Election of Directors. The election of directors requires a plurality of the votes cast for the election of directors; accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes. In the election of directors, votes may be cast in favor of all nominees, or withheld with respect to any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome of the vote. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

Other Proposals. The affirmative vote of a majority of the votes cast for or against each proposal by stockholders entitled to vote at the Annual Meeting is required to approve each such proposal other than the election of directors. An abstention from voting on any proposal will be treated as “present” for quorum purposes. However, since an abstention is not treated as a “vote” for or against the proposal, it will have no effect on the outcome of the vote.

EXPENSE AND MANNER OF SOLICITATION

The Company will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of the Company’s common stock. The solicitation will be by mail, with the material being forwarded to the stockholders of record and certain other beneficial owners of the common stock by the Company’s officers and other employees (at no additional compensation). Such officers and employees may also solicit proxies from stockholders by personal contact, by telephone or by any other means if necessary in order to assure sufficient representation at the Annual Meeting. The Company has also retained The Altman Group to assist in soliciting proxies with respect to shares of common stock held of record by brokers, nominees and institutions. The Company does not anticipate that the costs of such proxy solicitation firm will exceed $6,000, plus its out-of-pocket fees and expenses.

IDENTIFICATION OF DIRECTORS AND EXECUTIVE OFFICERS

Directors

Please see “Proposal 1—Election of Directors” for the names, ages and business experience of each of the Company’s director nominees for election at the Annual Meeting.

Executive Officers

Pursuant to the Company’s By-laws, its officers are chosen annually by the Board of Directors and hold office until their respective successors are chosen and qualified.

Philip L. Carter, age 57, became President, Chief Executive Officer and a director of the Company in December 2002. From March 2002 to November 2002, Mr. Carter was self-employed. From May 1998 to February 2002, Mr. Carter was the Chief Executive Officer and a director of Apria Healthcare Group Inc., a publicly traded healthcare company. Prior to joining Apria Healthcare Group Inc., Mr. Carter had served as President and Chief Executive Officer of Mac Frugal’s Bargains Close-Outs Inc., a chain of retail discount stores, since 1995.

Michael R. Dobbs, age 56, became Chief Operating Officer of the Company in January 2003. Prior to joining the Company, Mr. Dobbs was an officer of Apria Healthcare Group Inc., a publicly traded healthcare company, serving as Executive Vice President, Logistics from January 1999 to January 2003 and as Senior Vice President, Logistics from June 1998 to January 1999. Prior to joining Apria Healthcare Group Inc., Mr. Dobbs served as Senior Vice President of Distribution for Mac Frugal’s Bargains Close-Outs Inc. from 1991 to 1998.

Barry E. Stewart, age 50, became Chief Financial Officer and Treasurer of the Company in July 2004. Prior to joining the Company, Mr. Stewart was Chief Financial Officer of Evolved Digital Systems, Inc., a healthcare technology solutions company, from 2001 to 2004, and Vice President of Finance of Community Health Systems, Inc., a provider of general hospital healthcare services, from 1996 to 2001. Prior to 1996, Mr. Stewart served in various managing director positions with national commercial banks. Mr. Stewart currently serves as a director and the chairman of the audit committee of the Board of Directors for FloTek Industries, Inc., a publicly traded company engaged in oilfield solutions headquartered in Houston, Texas. Mr. Stewart is a licensed Certified Public Accountant.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table sets forth, for the fiscal years ended December 31, 2002, 2003 and 2004, the compensation earned by or paid to Philip L. Carter, the Company’s President and Chief Executive Officer, and the other executive officers of the Company, referred to herein as the named executive officers.

		Annual Compensation					Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)		Other Annual Compensation ($)		Securities Underlying Options Awarded (#)	All Other Compensation ($)
Philip L. Carter, President and Chief Executive Officer(1)	2004 2003 2002	$851,616 716,346 —	$848,361 910,000 —		$4,161 — —	(2)	— — 750,000	$52,569 175,284 —	(3) (3)

Michael R. Dobbs, Chief Operating Officer(1)	2004 2003 2002	447,885 369,231 —	449,132 700,000 —	(4)	1,818 2,100 —	(2) (5)	— 400,000 —	26,851 83,762 —	(3) (3)

Barry E. Stewart, Chief Financial Officer(1)	2004 2003 2002	141,731 — —	66,861 — —		4,578 — —	(6)	110,000 — —	1,693 — —	(3)

Janet L. Ziomek, Former Chief Financial Officer(7)	2004 2003 2002	163,841 275,000 264,615	— 206,250 41,250		23,132 9,177 131,167	(8) (10) (10)	— — 110,000	657,500 — —	(9)

(1)	Philip L. Carter became President and Chief Executive Officer of the Company in December 2002, Michael R. Dobbs became Chief Operating Officer of the Company in January 2003 and Barry E. Stewart became Chief Financial Officer of the Company in July 2004. Although Mr. Carter’s employment with the Company commenced in 2002, his compensation did not begin until 2003. Mr. Dobbs did not receive any compensation as an officer of the Company during 2002. Mr. Stewart did not receive any compensation as an officer of the Company during 2002 and 2003. The Company has entered into (i) employment agreements with Mr. Carter and Mr. Dobbs and (ii) a letter agreement with Mr. Stewart with respect to rights upon termination of employment, each as described below under the section captioned “—Executive Officer Agreements.”
(2)	Represents excess life insurance premiums.
(3)	Represents relocation and related expenses.
(4)	Includes a signing bonus in the amount of $180,000 paid to Mr. Dobbs in 2003.
(5)	Represents car allowance in the amount $2,100.
(6)	Represents car allowance in the amount of $4,375 and excess life insurance premiums in the amount of $203.
(7)	Janet L. Ziomek resigned as an executive officer and full-time employee of the Company effective July 6, 2004; however, she remained with the Company as a part-time employee until January 21, 2005. Rotech Healthcare Inc. was established upon the transfer to it of substantially all of the assets of its predecessor, Rotech Medical Corporation, when it emerged from bankruptcy on March 26, 2002. As a result, compensation paid by the Company during 2002 refers to Rotech Healthcare Inc. for all periods subsequent to March 31, 2002 and to the predecessor company, Rotech Medical Corporation, for all periods prior to April 1, 2002.
(8)	Represents car allowance of $4,523, excess life insurance premiums of $294, vacation accrual of $7,396 and aggregate payments in the amount of $10,919 in connection with Ms. Ziomek’s service as a part-time employee.
(9)	Represents payments made by the Company to Ms. Ziomek pursuant to the Amended Agreement with Respect to Rights Upon Termination of Employment dated March 5, 2004. For a description of such agreement please see “—Executive Officer Agreements” below.
(10)	Represents car allowance in the amount of $8,677 and $500 related to 401(k) contributions in 2003. Represents a retention bonus of $121,667 in 2002 and $10,000 related to 401(k) contributions and car allowance in 2002.

Option Grants in Last Fiscal Year

The following table contains information concerning options granted to the named executive officers during fiscal 2004. All of the options were granted under the Company’s stock option plan. The terms of the Company’s stock option plan are described below under the caption “Security Ownership of Certain Beneficial Owners and Management—Stock Option Plan.”

OPTION GRANTS IN FISCAL 2004

Name	Number of Securities Underlying Options	Percent of Total Options Granted to Employees in Fiscal Year (%)(1)	Expiration Date	Exercise Price ($)	Grant Date Value ($)(2)
Philip L. Carter	—	—	—	—	—
Michael R. Dobbs	—	—	—	—	—
Barry E. Stewart(3)	110,000	25.0%	7/6/14	$24.35	$1,013,100
Janet L. Ziomek(4)	—	—	—	—	—

(1)	Percent is based on a total of 440,000 shares subject to options granted during 2004. The percent of total options granted to employees during the 2004 fiscal year does not include options granted to employees that have expired due to such employee’s resignation or termination during 2004.
(2)	The grant date present value is estimated on the date of grant and is based upon a Black-Scholes valuation of $9.21 per option using the following weighted-average assumptions used for grants during the twelve months ended December 31, 2004: expected volatility 27.98%; dividend yield of 0.0%; expected option life of approximately 6.86 years and an average risk-free interest rate of 3.6%.
(3)	Mr. Stewart was granted options to purchase 110,000 shares of common stock by the Board of Directors on July 6, 2004. The stock options vest over a period of four years from the date of grant in sixteen equal quarterly installments.
(4)	Ms. Ziomek resigned as an executive officer and full-time employee of the Company effective July 6, 2004; however, she remained with the Company as a part-time employee until January 21, 2005.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table contains information concerning option exercises during fiscal 2004 by the named executive officers and fiscal year-end values of unexercised options held by the named executive officers.

Name	Shares Acquired On Exercise (#)	Value Realized ($)	Number of Shares Underlying Unexercised Options at Fiscal Year-End (#)		Value of Unexercised In-The-Money Options at Fiscal Year-End ($)(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Philip L. Carter	—	$—	375,000	375,000	$4,125,000	$4,125,000
Michael R. Dobbs	—	—	175,000	225,000	1,925,000	2,475,000
Barry E. Stewart	—	—	6,875	103,125	25,094	376,406
Janet L. Ziomek(2)	61,875	247,500	6,875	41,250	55,000	330,000

(1)	Based upon the closing sales price of the Company’s common stock of $28.00 per share, as reported by the Pink Sheets LLC on December 31, 2004.
(2)	Ms. Ziomek resigned as an executive officer and full-time employee of the Company effective July 6, 2004; however, she remained with the Company as a part-time employee until January 21, 2005 and, therefore, had 90 days from such date to exercise any of her vested options. All of Ms. Ziomek’s options that were not exercisable on or prior to January 21, 2005 were cancelled as of that date.

Compensation Committee Interlocks and Insider Participation

During 2004, the Company’s compensation committee was comprised of Messrs. Kuntz (Chairman), Mercer and Abbott. No member of the compensation committee (i) was an officer or employee of the Company or any of its subsidiaries during 2004, (ii) was formerly an officer of the Company or any of its subsidiaries (other than Mr. Abbott’s service as the Company’s interim co-Chief Executive Officer from August 2002 to December 2002), or (iii) had any relationships requiring disclosure by the Company under the rules of the Securities and Exchange Commission requiring disclosure of certain relationships and related party transactions. None of the Company’s executive officers serve, or during 2004 served, as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers serving on the Company’s Board of Directors or compensation committee.

Executive Officer Agreements

Philip L. Carter

On November 1, 2002, the Company entered into an employment agreement with Philip L. Carter, pursuant to which Mr. Carter serves as the Company’s President and Chief Executive Officer. Mr. Carter’s employment with the Company commenced on December 9, 2002 and will continue, subject to certain termination rights, for an initial term of four years. Absent timely notice from either party of its or his intention to terminate the employment relationship at the conclusion of the initial four year employment term, the employment term will automatically renew for additional one year terms thereafter. Mr. Carter’s base salary was $851,616 for 2004. Mr. Carter’s base salary is reviewed at least annually by the Board of Directors and/or the compensation committee. Mr. Carter is also eligible for an annual target bonus of up to 100% of his base salary which is based upon certain goals and criteria established by the Board of Directors and/or compensation committee, and which, under certain circumstances, may exceed 100% of his base salary. In addition, Mr. Carter was issued stock options to purchase 750,000 shares of the Company’s common stock upon joining the Company in accordance with his employment agreement. The stock options vest over a four-year period.

In addition, in connection with his relocation to Orlando, Florida, Mr. Carter was reimbursed for all reasonable and customary expenses associated with the sale of his home in California as well as one month’s base salary to cover additional miscellaneous costs and expenses related to his relocation (including any and all tax liabilities resulting from such reimbursement by the Company). Mr. Carter is also entitled to participate in the Company’s life, medical and disability benefits, 401(k) plan and other benefit plans and policies. He is also provided with a company car.

Mr. Carter’s employment may be terminated by the Company for cause (as defined in the employment agreement) upon written notice. Either Mr. Carter or the Company may terminate the employment agreement for no fault at any time, for any reason, by providing no less than 30 days written notice to the other party. If Mr. Carter’s employment is terminated for any reason, the Company will pay him: (a) any accrued and unused vacation time; (b) any earned and unpaid base salary; (c) any accrued and unpaid bonus earned or awarded; (d) except in the case of termination of his employment by the Company for cause or voluntary termination by Mr. Carter without good reason (each as defined in the employment agreement), an amount equal to a pro rata portion of his current year’s bonus; and (e) unreimbursed business expenses in accordance with the Company’s reimbursement policy.

If Mr. Carter’s employment is terminated by the Company without cause or by Mr. Carter with good reason, in addition to the payments set forth in the above paragraph, the Company will: (a) pay him three times the sum of his then base salary plus the full amount of his bonus for the year in which the termination occurs; (b) continue to provide benefits for a period of 24 months; and (c) pay the cost of up to 12 months of executive-level outplacement services. In the event of the automatic termination of Mr. Carter’s employment due to a “change of control” of the Company, as defined in the employment agreement, Mr. Carter will be entitled to the separation benefits as set forth in (a), (b) and (c) in the prior sentence and all of the options issued to Mr. Carter will immediately become fully vested and exercisable. Pursuant to the terms of his employment agreement, Mr. Carter’s receipt of such separation benefits is in lieu of any severance, salary or income continuation plan or similar program that the Company now or hereafter offers and is conditioned upon Mr. Carter executing and delivering to the Company a general release of claims.

Throughout Mr. Carter’s employment with the Company and thereafter, Mr. Carter has agreed to keep confidential all of the Company’s non-public information, matters and materials and adhere to all of the Company’s policies with regard to its confidential information. Mr. Carter has also agreed not to, directly or indirectly, during the period of his employment and for 18 months following the termination of his employment, solicit any of the Company’s employees to join another company that competes with it in any way. In addition, Mr. Carter has agreed not to, directly or indirectly, during the period of his employment and for two years following the termination of his employment, compete with the Company or solicit any of its customers.

On March 19, 2004, Mr. Carter’s employment agreement was amended to provide for certain payments to be made to Mr. Carter in the event that he should incur liability for certain taxes as a result of the payment of benefits to Mr. Carter following a change of control of the Company. In addition, effective as of January 1, 2005, Mr. Carter’s employment agreement was amended and restated to add that in the event Mr. Carter’s employment agreement is not renewed at the expiration of the initial employment period or any renewal period, Mr. Carter will be entitled to the same payments had his employment been terminated by the Company without cause or by Mr. Carter with good reason, as described above.

The foregoing summary is qualified in its entirety by reference to the full text of Mr. Carter’s amended and restated employment agreement, a copy of which was filed as Exhibit 10.19 to the Company’s annual report on Form 10-K/A for the year ended December 31, 2004.

Michael R. Dobbs

On April 4, 2003, the Company entered into an employment agreement with Michael R. Dobbs, pursuant to which Mr. Dobbs serves as the Company’s Chief Operating Officer. Mr. Dobbs’ employment with the Company commenced on January 13, 2003 and will continue, subject to certain termination rights, for an initial term of four years. Absent timely notice from either party of its or his intention to terminate the employment relationship at the conclusion of the initial four year employment term, the employment term will automatically renew for additional one year terms thereafter. Mr. Dobbs’ base salary was $447,885 for 2004. Mr. Dobbs’ base salary is reviewed at least annually by the Board of Directors and/or the compensation committee. Mr. Dobbs is also eligible for an annual target bonus of up to 100% of his base salary which is based upon certain goals and criteria established by the Board of Directors and/or compensation committee, and which, under certain circumstances, may exceed 100% of his base salary. In addition, Mr. Dobbs was issued stock options to purchase 400,000 shares of common stock in accordance with his employment agreement. The stock options were granted to Mr. Dobbs on April 7, 2003 and vest over a four-year period with vesting deemed to have commenced on January 13, 2003.

In addition, in connection with his relocation to Orlando, Florida, Mr. Dobbs was reimbursed for all reasonable and customary expenses associated with the sale of his home in California as well as one month’s base salary to cover additional miscellaneous costs and expenses related to his relocation (including any and all tax liabilities resulting from such reimbursement by the Company). Mr. Dobbs is also entitled to participate in the Company’s life, medical and disability benefits, 401(k) plan and other benefit plans and policies. He is also provided with a company car.

Mr. Dobbs’ employment may be terminated by the Company for cause (as defined in the employment agreement) upon written notice. Either Mr. Dobbs or the Company may terminate the employment agreement for no fault at any time, for any reason, by providing no less than 30 days written notice to the other party. If Mr. Dobbs’ employment is terminated for any reason, the Company will pay him: (a) any accrued and unused vacation time; (b) any earned and unpaid base salary; (c) any accrued and unpaid bonus earned or awarded; (d) except in the case of termination of his employment by the Company for cause or voluntary termination by Mr. Dobbs without good reason (each as defined in the employment agreement), an amount equal to a pro rata portion of his current year’s bonus; and (e) unreimbursed business expenses in accordance with the Company’s reimbursement policy.

If Mr. Dobbs’ employment is terminated by the Company without cause or by Mr. Dobbs with good reason, in addition to the payments set forth in the above paragraph, The Company will: (a) pay him two times the sum of his then base salary plus the full amount of his bonus for the year in which the termination occurs; (b) continue to provide benefits for a period of 24 months; and (c) pay the cost of up to 12 months of executive-level outplacement services. In the event of the automatic termination of Mr. Dobbs’ employment due to a “change of control” of the Company, as defined in the employment agreement, Mr. Dobbs will be entitled to the separation benefit as set forth in (a), (b) and (c) in the prior sentence and all of the options issued to Mr. Dobbs will immediately become fully vested and exercisable. Pursuant to the terms of his employment agreement, Mr. Dobbs’ receipt of such separation benefit is in lieu of any severance, salary or income continuation plan or similar program that the Company now or hereafter offers and is conditioned upon Mr. Dobbs executing and delivering to the Company a general release of claims.

Throughout Mr. Dobbs’ employment with the Company and thereafter, Mr. Dobbs has agreed to keep confidential all of the Company’s non-public information, matters and materials and adhere to all of its policies with regard to its confidential information. Mr. Dobbs has also agreed not to, directly or indirectly, during the period of his employment and for 18 months following the termination of his employment, solicit any of the Company’s employees to join another company that competes with it in any way. In addition, Mr. Dobbs has agreed not to, directly or indirectly, during the period of his employment and for two years following the termination of his employment, compete with the Company or solicit any of its customers.

On March 19, 2004, Mr. Dobbs’ employment agreement was amended to provide for certain payments to be made to Mr. Dobbs in the event that he should incur liability for certain taxes as a result of the payment of benefits to Mr. Dobbs following a change of control of the Company. In addition, effective as of January 1, 2005, Mr. Dobbs’ employment agreement was amended and restated to add that in the event Mr. Dobbs’ employment agreement is not renewed at the expiration of the initial employment period or any renewal period, Mr. Dobbs will be entitled to the same payments had his employment been terminated by the Company without cause or by Mr. Dobbs with good reason, as described above.

The foregoing summary is qualified in its entirety by reference to the full text of Mr. Dobbs’ amended and restated employment agreement, a copy of which was filed as Exhibit 10.20 to the Company’s annual report on Form 10-K/A for the year ended December 31, 2004.

Barry E. Stewart

Effective as of August 10, 2004, the Company entered into a letter agreement with its Chief Financial Officer, Barry E. Stewart, pursuant to which, under certain circumstances, Mr. Stewart will have the right to receive certain benefits upon termination of his employment with the Company or in the event of a change of control of the Company. Upon termination of employment by Mr. Stewart for good reason or by the Company without cause (each as defined in the letter agreement), the Company will: (a) pay Mr. Stewart any base salary or bonus earned but not yet paid as of the date of the termination and reimburse him for all reimbursable expenses; (b) pay him in a lump sum no later than twenty (20) days after the termination of his employment, an amount equal to the sum of (i) 150% of his annual base salary (measured as of the time of the termination of his employment and without mitigation due to any remuneration or other compensation earned by him following such termination of employment), and (ii) an amount equal to his annual target performance bonus for the year in which his employment is terminated; and (c) provided that he timely elects to continue his medical coverage, pay on his behalf the cost of continuing his existing group medical benefits for a period of eighteen (18) months from the date of the termination of his employment.

In the event of the closing of a change of control (as such term is defined in the letter agreement), the Company will pay to Mr. Stewart in a lump sum, concurrent with such closing, an amount equal to the sum of (a) 150% of his annual base salary (measured as of the time of the closing of the change of control transaction), and (b) an amount equal to his annual target performance bonus for the year in which the closing of the change of control transaction occurs. In the event of a change of control, the payments described in this paragraph will be Mr. Stewart’s sole and exclusive benefits. Accordingly, in the event Mr. Stewart’s employment is terminated by the Company or by Mr. Stewart at any time following a change of control, for any reason, he will not be entitled to any of the payments or benefits provided for in the above paragraph, unless otherwise provided by any Company policy or applicable law. Mr. Stewart’s entitlement to the termination and other benefits described above are conditioned upon him providing a general release of claims in favor of the Company and material compliance with the covenants included in the letter agreement.

Throughout Mr. Stewart’s employment with the Company and thereafter, Mr. Stewart has agreed to keep confidential all of the Company’s non-public information, matters and materials and adhere to all of its policies with regard to its confidential information. Mr. Stewart has also agreed not to, directly or indirectly, during the period of his employment and for one year following the termination of his employment, compete with the Company, solicit any of the Company’s employees or knowingly do anything that would be adverse in any material way to the Company’s interests.

The foregoing summary is qualified in its entirety by reference to the full text of Mr. Stewart’s letter agreement, a copy of which was filed as Exhibit 10.23 to the Company’s annual report on Form 10-K/A for the year ended December 31, 2004.

Janet L. Ziomek

On October 30, 2002, the Company entered into a letter agreement with its former Chief Financial Officer, Janet L. Ziomek, pursuant to which, under certain circumstances, Ms. Ziomek would have the right to receive certain benefits upon termination of her employment with the Company. On March 5, 2004, the Company entered into amended agreement with Ms. Ziomek which superceded the October 30, 2002 letter agreement. Under the terms of the amended agreement, Ms. Ziomek agreed to tender her resignation of employment with the Company on the earlier of December 31, 2004 or five business days following her receipt of written notice from the Company. Ms. Ziomek resigned as an executive officer and full-time employee of the Company effective July 6, 2004; however, she remained with the Company as a part-time employee until January 21, 2005. Under the terms the letter agreement, following Ms. Ziomek’s date of resignation, she was entitled to: (a) receive any base salary earned but not yet paid as of the date of resignation and reimburse her for all reimbursable expenses; (b) receive a lump sum no later than eight (8) days after the Company has received an executed general release from Ms. Ziomek (as described below), in an amount equal to the sum of (i) 150% of her annual base salary (measured as of the time of her resignation of employment and without mitigation due to any remuneration or other compensation earned by her following such termination of employment), and (ii) an amount equal to the bonus paid to her for performance in 2001 (excluding bankruptcy retention related bonuses); and (c) continue her medical coverage under the Company’s group health plan for a period of 18 months from the date of the termination. Ms. Ziomek’s entitlement to the severance pay and other termination benefits were conditioned upon her providing a general release of claims in favor of the Company and material compliance with the covenants included in the letter agreement. Subsequent to Ms. Ziomek’s resignation, the Company paid Ms. Ziomek a total of $657,500 in accordance with the terms of the letter agreement.

Throughout Ms. Ziomek’s employment with the Company and thereafter, Ms. Ziomek has agreed to keep confidential all of the Company’s non-public information, matters and materials and adhere to all of the Company’s policies with regard to its confidential information. Ms. Ziomek has also agreed not to, directly or indirectly, for one year following the termination of her employment, compete with the Company, solicit any of the Company’s employees or knowingly do anything that would be adverse in any material way to the Company’s interests.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Executive Compensation Philosophy

The compensation committee has overall responsibility with respect to the design, approval and evaluation of senior management and executive compensation plans, policies and programs of the Company. This includes making decisions and recommendations to the Board of Directors with respect to: (i) the compensation of all directors, officers and other key executives, (ii) the Company’s incentive compensation plans and equity based plans, (iii) an annual review of the achievement of corporate goals and objectives relevant to Chief Executive Officer compensation, and (iv) the payment of long-term incentive compensation in light of the Company’s performance and stockholder returns. The compensation committee regularly reports to the Board of Directors and is comprised entirely of independent, non-employee directors.

The compensation committee’s executive compensation philosophy supports the Company’s overall business strategy and has at its core a strong link between pay, performance and retention. The philosophy emphasizes recognition of achievement at both the Company and individual level. A portion of compensation delivered to executives to reflect such achievement is intended to be in the form of long-term incentives.

The specific executive compensation plans are designed to support the executive compensation philosophy. Compensation of the Company’s executives consists of three components, which are discussed below: salary, annual incentive awards and long-term incentive awards. Base salary levels have been established in order to attract and retain key executives, commensurate with their level of responsibility within the organization and compensation paid to similarly situated individuals at comparable companies. Annual incentives closely link executive pay with performance in areas that are critical to the Company’s short-term operating success. Long-term incentives motivate executives to make decisions that are in the best interests of the Company’s owners and reward them for the creation of stockholder value. It is the intent of both the Company and the compensation committee that the components of the executive compensation program will support the Company’s compensation philosophy, reinforce the Company’s overall business strategy, and ultimately drive stockholder value creation.

Base Salaries

Individual salaries for executive officers of the Company are generally influenced by several factors, including the following:

•	the executive’s level of responsibility within the organization;

•	pay levels at other companies that compete with the Company for executive talent;

•	individual performance;

•	the Company’s financial performance; and

•	other performance-related factors used by the compensation committee to determine annual incentive awards.

The compensation and other benefits of Mr. Carter and Mr. Dobbs are specified in their respective employment agreements, which are summarized in this Proxy Statement. The base salaries of the other members of the Company’s senior management are subject to periodic review and adjustment. The amounts received by Mr. Carter, Mr. Dobbs and Mr. Stewart as salary in 2004 are shown in the “Salary” column of the Summary Compensation Table.

Annual Incentive Awards

Each year the compensation committee establishes an annual incentive (i.e., cash bonus) award plan for members of senior management, including each of the Company’s executive officers. Payments of bonus awards to executive officers under such programs are based on the compensation committee’s assessment of the Company’s and each executive officer’s performance measured against previously set financial objectives and the achievement of certain strategic goals. In 2004, the compensation committee adopted a cash bonus plan to provide the Company’s executive officers with bonus compensation upon the achievement of certain financial objectives related to the Company’s 2004 revenue, earnings before interest, taxes, depreciation and amortization (EBITDA), earnings per share and the achievement of certain strategic goals. The target levels established in the 2004 executive officer bonus plan and individual performance objectives were substantially achieved, and the resulting 2004 bonus payments to Mr. Carter, Mr. Dobbs and Mr. Stewart are listed in the “Bonus” column of the Summary Compensation Table. Because publication of sensitive and proprietary quantifiable targets and other specific goals for the Company and its executive officers could place the Company at a competitive disadvantage, it has not been the Company’s practice to disclose the specific financial performance target levels set forth in its incentive compensation plans.

In 2005, the compensation committee adopted a cash bonus plan to provide the Company’s executive officers with bonus compensation upon the achievement of certain financial objectives related to the Company’s 2005 revenue, EBITDA, earnings per share and the achievement of certain strategic goals. If target levels of performance established in the 2005 cash bonus plan are achieved, Mr. Carter and Mr. Dobbs could be awarded a 2005 bonus of up to 100% of their respective base salaries and Mr. Stewart could be awarded a 2005 bonus of up to 75% of his base salary. In addition, Mr. Carter and Mr. Dobbs are eligible for an additional 2005 bonus payment in the discretion of the compensation committee as contemplated in their respective employment agreements.

Long-Term Incentive Awards—Common Stock Option Plan and Senior Management Incentive Plan

The purpose of the Company’s common stock option plan is to advance the interests of the Company and its stockholders by providing members of senior management and other key employees, through the grant of options to purchase shares of common stock, with a larger personal and financial interest in the success of the Company. Under the plan, options may be granted to employees, officers, nonemployee directors and consultants. Only employees may receive “incentive stock options,” which are intended to qualify for certain tax treatment. Nonemployee directors and consultants may receive “non-qualified stock options,” which do not qualify for such treatment. The exercise price of incentive stock options and non-qualified stock options under the plan will be at least equal to the fair market value of the common stock on the date of grant. The terms of the options, subject to the discretion of the compensation committee of the Board of Directors, will not exceed ten years from the date of grant. For more information regarding the Company’s common stock option plan, please see “—Stock Option Plan.”

On July 6, 2004, the Company’s Chief Financial Officer, Mr. Stewart was granted options to purchase 110,000 shares of common stock. The Company’s President and Chief Executive Officer, Mr. Carter, and the Chief Operating Officer, Mr. Dobbs, were previously granted options to purchase 750,000 shares and 400,000 shares of the Company’s common stock, respectively. All of such option grants are shown in the “Securities Underlying Options Awarded” column of the Summary Compensation Table. All of these stock options vest over a four-year period.

Effective January 1, 2005, the Rotech Healthcare Inc. Senior Management Incentive Plan (2005-2007) was established. The plan is intended to benefit the Company’s stockholders by providing a multi-year incentive and reward compensation program for a limited group of key members of senior management whose contributions, services and decisions are expected to have a long-term impact on the Company’s success. This long-term focus emphasizes continuous improvement in the Company’s performance and encourages retention of senior management-level talent. The participants in the plan are key members of senior management and certain divisional directors, including the Company’s Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. The terms of the plan provide for a three-year incentive period, commencing on January 1, 2005 and ending on December 31, 2007, for which the Company’s revenue and EBITDA for that period will be compared to certain thresholds for each under the plan (the “Performance Objective”). If the Performance Objective is met, each participant in the Company’s employ on February 15, 2008 will receive shares of the Company’s common stock having an aggregate value equal to his or her annualized rate of base salary from the Company as in effect on that date. For more information regarding the terms of the Senior Management Incentive Plan, please see “Proposal 2—Ratification and Approval of the Rotech Healthcare Inc. Senior Management Incentive Plan (2005-2007).”

Chief Executive Officer Compensation

On November 1, 2002, the Company entered into an employment agreement with Philip L. Carter, pursuant to which Mr. Carter serves as the Company’s President and Chief Executive Officer. Pursuant to his employment agreement, Mr. Carter’s annual base salary was initially set at $700,000. In determining the amount of compensation payable to Mr. Carter under his employment agreement, the compensation committee considered, among other things, (i) Mr. Carter’s prior experience and performance record as the chief executive officer of one of the Company’s main competitors, (ii) the Company’s immediate need for a permanent Chief Executive Officer with related business experience, (iii) pay levels at other companies that compete with the Company for executive talent, and (iv) the Company’s financial performance.

The compensation committee reviews Mr. Carter’s base salary annually in light of his individual performance, management’s overall accomplishments, the Company’s financial performance and compensation levels of chief executive officers of industry competitors. Mr. Carter’s annual base salary was increased to $851,616 for 2004 based upon the results of this review. Mr. Carter is eligible for an annual target bonus of up to 100% of his base salary which is based upon certain goals and criteria established by the Board of Directors and/or compensation committee, and which, under certain circumstances, may exceed 100% of his base salary. Mr. Carter’s total bonus compensation for 2004 was $848,361 which was paid in 2005. Of the bonus award, 66% was based on the Company’s achievement of certain financial objectives related to revenue, EBITDA and earnings per share, with the balance paid on recommendation of the compensation committee based on Mr. Carter’s achievement of certain individual performance goals. The compensation committee believes that the salary and bonus compensation paid to Mr. Carter in 2004 was justified as of a result of the Company’s strong performance despite the impact of government-mandated reductions in Medicare reimbursement.

In fiscal year 2002, Mr. Carter was issued stock options to purchase 750,000 shares of common stock. The stock options vest quarterly over a four-year period. The exercise price of these options is $17.00 per share, which was determined based on the following formula set forth in Mr. Carter’s employment agreement: the highest average seven (7) day closing price of the Company’s common stock in the sixty (60) day period immediately following the announcement of the employment of Mr. Carter as the Chief Executive Officer of the Company, with a minimum of $16 per share and a maximum of $20 per share. Mr. Carter was not granted any additional stock options during 2003 or 2004.

In connection with his relocation to Orlando, Florida during 2003, Mr. Carter was reimbursed for all reasonable and customary expenses associated with the sale of his home in California as well as one month’s base salary to cover additional miscellaneous costs and expenses related to his relocation (including any and all tax liabilities resulting from such reimbursement by the Company). During 2004, Mr. Carter was paid a total of $52,569 in connection with such reimbursement for relocation and related expenses. Mr. Carter is entitled to participate in the Company’s life, medical and disability benefits, 401(k) plan and other benefit plans and policies. He is also provided with a company car.

Compensation Review

During late 2003, the compensation committee engaged the services of an outside compensation and benefits consulting company in order to conduct a survey and review of the Company’s salary, stock incentive award and benefits history for executive officers against both general industry and competitor comparison groups. This review was completed in 2004. Based on this review, the compensation committee found the Company’s Chief Executive Officer’s and senior executives’ total compensation, individually and in the aggregate, to be reasonable and not excessive.

Respectfully submitted,

Compensation Committee

Edward L. Kuntz, Chair

William J. Mercer

William W. Abbott

AUDIT COMMITTEE REPORT

The audit committee reviews the Company’s financial reporting process on behalf of the Board of Directors. The audit committee acts under a written charter, which sets forth its responsibilities and duties, as well as requirements for the committee’s composition and meetings. A copy of this charter, which was amended and restated as of March 31, 2005, is attached as Appendix A to this Proxy Statement. Additional copies of the charter are available, without charge, upon written request directed to the Company’s Chief Legal Officer, Rotech Healthcare Inc., 2600 Technology Drive, Suite 300, Orlando, Florida 32804. The charter is also posted on the Company’s internet website, www.rotech.com. During 2004, the audit committee met nine times.

Management has the primary responsibility for the preparation of the Company’s consolidated financial statements and for the maintenance of a sound system of internal accounting control. Deloitte & Touche LLP (“Deloitte”), the Company’s independent registered public accounting firm, is required to examine those financial statements to determine whether they have been prepared in accordance with generally accepted accounting principles.

The audit committee has prepared the following report on its activities with respect to the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2004 (the “audited financial statements”).

The audit committee, in discharging its oversight responsibilities, has:

•	reviewed and discussed the Company’s audited financial statements with management and with representatives of Deloitte, including the quality, not just the acceptability of the Company’s financial reporting and controls, as well as the selection, application and clarity of disclosure of critical accounting policies;

•	discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees;

•	received the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and discussed with Deloitte its independence from the Company;

•	reviewed and discussed the fees paid to Deloitte during the last fiscal year (See “Proposal 4— Ratification of Appointment of Independent Registered Public Accounting Firm—Principal Accounting Fees and Services”) and determined that all services provided by Deloitte during 2004 had been approved in advance by the audit committee and that those services, in the committee’s judgment, are compatible with the auditor’s independence;

•	reviewed the plans and performance of the internal audit function and reports of compliance by the Company with its legal and regulatory requirements, including compliance with the Company’s Code of Ethics for Directors, Senior Executive, Financial and Accounting Officers and Policy Statement on Business Ethics and Conflicts of Interests; and

•	met in executive session, with only the members of the audit committee present, to discuss various matters.

Based on the review and discussions referred to above and relying thereon, the audit committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K/A for the fiscal year ended December 31, 2004, which was filed with the Securities and Exchange Commission.

Respectfully submitted,

Audit Committee

Arthur Siegel, Chair

William J. Mercer

Arthur J. Reimers

DIRECTOR COMPENSATION

Except for directors who also serve as officers of the Company, each member of the Board of Directors will receive an annual retainer of $20,000, an attendance fee of $2,000 per board meeting and a participation fee of $1,000 per telephonic board meeting. In lieu of the $20,000 annual retainer, the Chairman of the Board of Directors receives an annual retainer of $75,000. The chairman of the audit committee receives an additional annual fee of $10,000 and each member of the audit committee receives an attendance fee of $2,000 per audit committee meeting and $1,000 per telephonic audit committee meeting. Additionally, any director who serves as chairman of any other board committee will receive an annual fee of $5,000 and members of such other committees will receive an attendance fee of $1,000 per committee meeting (whether in person or telephonic). The current directors (excluding the Company’s former Chairman, William Wallace Abbott) received a one-time grant of options to acquire 15,000 shares of the Company’s common stock in 2002 and a grant of options to acquire 8,000 additional shares of the Company’s common stock in 2003. All of these options have vested. Mr. Abbott, the former Chairman of the Company’s Board of Directors, received an annual retainer of $100,000 in 2003. Mr. Abbott was also granted options to acquire an aggregate of 125,000 shares of the Company’s common stock, of which 100,000 of such options were granted in 2002 and 25,000 of such options were granted in 2003. All of these options have vested.

Effective as of August 1, 2004, the Company established the Rotech Healthcare Inc. Nonemployee Director Restricted Stock Plan which is intended to attract, retain and provide incentives to nonemployee directors of the Company. Under the terms of the plan each of the Company’s nonemployee directors will receive (i) a restricted stock award of 8,000 shares of the Company’s common stock for his or her initial year as a nonemployee director (provided that such nonemployee director’s initial term commenced on or after August 1, 2004), (ii) a restricted stock award for 4,000 shares of the Company’s common stock for each year during which he or she continues to serve as a nonemployee director and (iii) in the event that the Chairman of the Board of Directors is a nonemployee director, in lieu of any other restricted stock award to be granted under the plan, the Chairman will receive a restricted stock award for 12,000 shares of common stock for each year he or she serves in such capacity. 200,000 shares of common stock have been authorized by the Company for restricted awards to be made under the plan. As of August 1, 2005, restricted stock awards for an aggregate amount of 32,000 shares of common stock were granted to the Company’s nonemployee directors (i.e., on August 24, 2004, 12,000 restricted shares were awarded to Mr. Reimers (the Chairman of the Board) and 4,000 restricted shares were awarded to each of the other nonemployee directors). As of August 1, 2005, all of such shares remained subject to transfer restrictions. Generally, restricted shares are subject to transfer restrictions (i.e., the holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the shares during the restriction period) for a period of one year. The number of shares available for future awards under the plan, as of August 1, 2005, was 168,000. For more information regarding the terms of the plan, please see “Proposal 3—Ratification and Approval of the Rotech Healthcare Inc. Nonemployee Director Restricted Stock Plan”.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

In the tables below, beneficial ownership is calculated based upon the rules of the Securities Exchange Act of 1934 (the “Exchange Act”). In computing the percentage ownership of each person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of August 1, 2005 are considered outstanding. These shares, however, are not considered outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth information about the beneficial ownership of the Company’s common stock by the Company’s directors and named executive officers as of August 1, 2005. Except as indicated in the notes to the table or as a result of applicable community property laws, each stockholder named in the table has sole voting and investment power to the shares shown as beneficially owned by such stockholder.

Name of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percent of Class(2)
Directors and Named Executive Officers:
Philip L. Carter(3)	515,625	2.03%
Michael R. Dobbs(4)	257,100	1.01%
Barry E. Stewart(5)	27,500	*
Janet L. Ziomek(6)	—	*
Arthur J. Reimers(7)	45,000	*
William Wallace Abbott(8)	104,000	*
Guy P. Sansone(9)	27,000	*
William J. Mercer(9)	27,000	*
Edward L. Kuntz(9)	27,000	*
Arthur Siegel(9)	27,000	*
All directors and executive officers, as a group	1,057,225	4.17%

*	Less than 1%.
(1)	The address for those named in the table is: c/o Rotech Healthcare Inc., 2600 Technology Drive, Suite 300, Orlando, Florida 32804.
(2)	Percent of class in the above table is based on 25,376,995 shares of the Company’s common stock outstanding on August 1, 2005. Options held by the Company’s directors and executive officers as a group that are currently exercisable or exercisable within 60 days of August 1, 2005 are considered outstanding for the purpose of computing the percentage ownership of the group.
(3)	Includes options granted under the Company’s common stock option plan to purchase 515,625 shares of the common stock which are presently exercisable or exercisable within 60 days of August 1, 2005. Mr. Carter was granted options to purchase 750,000 shares of common stock by the Board of Directors on December 19, 2002. The stock options vest over a period of four years from date of grant in sixteen equal quarterly installments.
(4)	Includes 7,100 shares of the Company’s common stock owned by Mr. Dobbs and options granted under the Company’s common stock option plan to purchase 250,000 shares of common stock which are presently exercisable or exercisable within 60 days of August 1, 2005. Mr. Dobbs was granted options to purchase 400,000 shares of common stock by the Board of Directors on April 7, 2003. The stock options vest over a period of four years in sixteen equal quarterly installments with vesting deemed to have commenced on January 13, 2003.
(5)	Includes options granted under the Company’s common stock option plan to purchase 27,500 shares of common stock which are presently exercisable or exercisable within 60 days of August 1, 2005. Mr. Stewart was granted options to purchase 110,000 shares of common stock by the Board of Directors on July 6, 2004. The stock options vest over a period of four years from date of grant in sixteen equal quarterly installments.
(6)

Ms. Ziomek resigned as an executive officer and full-time employee of the Company effective July 6, 2004; however, she remained with the Company as a part-time employee until January 21, 2005. During 2002,

Ms. Ziomek was granted options to purchase 110,000 share of the Company’s common stock. As of the date of this Proxy Statement all of Ms. Ziomek’s options have been either exercised or cancelled.
(7)	Includes (i) 10,000 shares of the Company’s common stock owned by Mr. Reimers, (ii) options granted under the Company’s common stock option plan to purchase 23,000 shares of common stock, all of which are presently exercisable and (iii) 12,000 restricted shares awarded under the Company’s nonemployee director restricted stock plan which as of August 1, 2005 remained subject to transfer restrictions.
(8)	Includes (i) options granted under the Company’s common stock option plan to purchase 100,000 shares of common stock, all of which are presently exercisable and (ii) 4,000 restricted shares awarded under the Company’s nonemployee director restricted stock plan which as of August 1, 2005 remained subject to transfer restrictions. Mr. Abbott retired as a member of the Board of Directors effective as of August 24, 2005.
(9)	Includes (i) options to purchase 23,000 shares of the Company’s common stock, all of which are presently exercisable and (ii) 4,000 restricted shares awarded under the Company’s nonemployee director restricted stock plan which as of August 1, 2005 remained subject to transfer restrictions. Mr. Sansone has decided to resign as a member of the Board of Directors effective as of the date of the Annual Meeting.

The table below sets forth certain information as to each person or entity known to the Company to be the beneficial owner of five percent or more of any class of the Company’s voting securities as of August 1, 2005.

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percent of Class(1)
Five Percent or Greater Holders:
Steel Partners II, L.P. and related entity and individual(2) 590 Madison Avenue 32nd Floor New York, NY 10022	5,074,850	19.99%

Sirios Capital Management, L.P. and related entities and individual(3) One International Place Boston, MA 02110	2,373,600	9.35%

GE Capital CFE, Inc.(4) c/o General Electric Capital Corporation 201 Merritt 7 Norwalk, CT 06851	2,141,156	8.44%

Farallon Capital Management, L.L.C. and related entities and individuals(5) One Maritime Plaza Suite 1325 San Francisco, CA 94111	2,059,560	8.12%

Brahman Capital Corp. and related entities and individuals(6) 350 Madison Avenue 22nd Floor New York, NY 10017	1,731,900	6.82%

Oaktree Capital Management, LLC(7) 333 South Grand Avenue 28th Floor Los Angeles, CA 90071	1,667,529	6.57%

Newcastle Partners, L.P., Hallmark Financial Services, Inc. and related entities and individual(8) Newcastle Address: 300 Crescent Court Suite 1110 Dallas, TX 75201	1,520,655	6.0%

Name of Beneficial Owners	Number of Shares of Common Stock Beneficially Owned	Percent of Class(1)
Hallmark Address: 777 Main Street Suite 1000 Fort Worth, TX 76102

Owl Creek I, L.P. and related entities and individual(9) 410 Park Avenue Suite 420 New York, NY 10022	1,508,500	5.94%

Cooper & LeVasseur, LLC and related entities and individuals(10) 26 Corporate Plaza Suite 280 Newport Beach, CA 92660	1,409,822	5.56%

Wellington Management Company, LLP(11) 75 State St Boston, MA 02109	1,272,075	5.01%

(1)	Percent of class in the above table is based on 25,376,995 shares of the Company’s common stock outstanding on August 1, 2005.
(2)	Information is based solely on a Schedule 13D/A filed with the Securities and Exchange Commission on June 24, 2005. As of the close of business on June 23, 2005, Steel Partners II, L.P. (“Steel LP”) beneficially owned 5,074,850 shares of the Company’s common stock, constituting approximately 19.99% of the Company’s shares outstanding. As the general partner of Steel LP, Steel Partners, L.L.C. (“Steel LLC”) may be deemed to beneficially own the 5,074,850 shares owned by Steel LP. As the sole executive officer and managing member of Steel LLC, which in turn is the general partner of Steel LP, Warren Lichtenstein may be deemed to beneficially own the 5,074,850 shares owned by Steel LP. Mr. Lichtenstein has sole voting and dispositive power with respect to the 5,074,850 shares owned by Steel LP by virtue of his authority to vote and dispose of such shares.
(3)	Information is based solely on Schedules 13G/A filed with the Securities and Exchange Commission on April 12, 2005 and January 23, 2004. Sirios Capital Management, L.P., is the investment manager of Sirios Capital Partners, L.P., Sirios Capital Partners II, L.P., Sirios/QP Partners, L.P., Sirios Overseas Fund, Ltd. and Sirios Overseas Fund II, Ltd., has the power to direct the affairs of such entities, including decisions respecting the disposition of the proceeds from the sale of the shares. Sirios Associates, L.L.C. is the general partner of Sirios Capital Management, L.P. John F. Brennan, Jr. is the sole managing member of Sirios Associates, L.L.C., and in that capacity directs its operations. The most recent Schedule 13G/A indicates (i) Sirios Capital Partners, L.P. is the beneficial owner of 91,181 shares and has the shared power to vote and dispose of all of such shares; (ii) Sirios Capital Partners II, L.P. is the beneficial owner of 486,814 shares and has the shared power to vote and dispose of all of such shares; (iii) Sirios/QP Partners, L.P. is the beneficial owner of 661,220 shares and has the shared power to vote and dispose of all of such shares; (iv) Sirios Overseas Fund, Ltd. is the beneficial owner of 1,028,577 shares and has the shared power to vote and dispose of all of such shares; (v) Sirios Overseas Fund II, Ltd. is the beneficial owner of 105,808 shares and has the shared power to vote and dispose of all of such shares; (vi) Sirios Capital Management, L.P. is the beneficial owner of 2,373,600 shares and has the shared power to vote and dispose of all of such shares; (vii) Sirios Associates, L.L.C. is the beneficial owner of 2,373,600 shares and has the shared power to vote and dispose of all of such shares; and (viii) John F. Brennan, Jr. is the beneficial owner of 2,373,600 shares and has the shared power to vote and dispose of all of such shares.
(4)

Information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on June 21, 2005 and information provided to the Company by General Electric Capital Corporation (“GE Capital”) in March 2005. GE Capital CFE, Inc. (“CFE”) is the beneficial owner of 2,141,156 shares of the

Company’s common stock and CFE has sole voting and dispositive power over such shares. GE Capital is the parent company of CFE, General Electric Capital Services, Inc. (“GECS”) is the parent company of GE Capital and General Electric Company (“GE”) is the parent company of GECS. GE Capital, GECS and GE disclaim beneficial ownership of all of the shares.

(5)	Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on April 5, 2005. The Schedule 13G was filed by the following entities and persons: (i) Farallon Capital Partners, L.P. (“FCP”) with respect to the shares held by it; (ii) Farallon Capital Institutional Partners, L.P. (“FCIP”) with respect to the shares held by it; (iii) Farallon Capital Institutional Partners II, L.P. (“FCIP II”) with respect to the shares held by it; (iv) Farallon Capital Institutional Partners III, L.P. (“FCIP III”) with respect to the shares held by it; (v) Tinicum Partners, L.P. (“Tinicum” and together with FCP, FCIP, FCIP II, FCIP III are collectively referred to in this footnote as the (“Partnerships”) with respect to the shares held by it; (vi) Farallon Capital Management, L.L.C. (the “Management Company”) with respect to the shares held by certain accounts managed by the Management Company (the “Managed Accounts”); (vii) Farallon Partners, L.L.C., which is the general partner of each of the Partnerships (the “General Partner”), with respect to the shares held by each of the Partnerships; (viii) the following persons who are managing members of both the General Partner and the Management Company, with respect to the shares held by the Partnerships and the Managed Accounts: Chun R. Ding (“Ding”), Joseph F. Downes (“Downes”), William F. Duhamel (“Duhamel”), Charles E. Ellwein (“Ellwein”), Richard B. Fried (“Fried”), Monica R. Landry (“Landry”), William F. Mellin (“Mellin”), Stephen L. Millham (“Millham”), Rajiv A. Patel (“Patel”), Derek C. Schrier (“Schrier”), Thomas F. Steyer (“Steyer”) and Mark C. Wehrly (“Wehrly”). Ding, Downes, Duhamel, Ellwein, Fried, Landry, Mellin, Millham, Patel, Schrier, Steyer and Wehrly are together referred to in this footnote as the “Individual Reporting Persons.” The shares reported hereby for the Partnerships are owned directly by the Partnerships and those reported by the Management Company on behalf of the Managed Accounts are owned directly by the Managed Accounts. The General Partner, as general partner to the Partnerships, may be deemed to be the beneficial owner of all such shares owned by the Partnerships. The Management Company, as investment adviser to the Managed Accounts, may be deemed to be the beneficial owner of all such shares owned by the Managed Accounts. The Individual Reporting Persons, as managing members of both the General Partner and the Management Company, may each be deemed to be the beneficial owner of all such shares held by the Partnerships and the Managed Accounts. Each of the Management Company, the General Partner and the Individual Reporting Persons disclaim any beneficial ownership of any such shares. The reporting persons making the Schedule 13G filing hold an aggregate of 2,059,560 shares; however, beneficial ownership of shares of each reporting person is as follows: (i) FCP is the beneficial owner of 624,240 shares and has the shared power to vote and dispose of such shares, (ii) FCIP is the beneficial owner of 600,850 shares and has the shared power to vote and dispose of such shares, (iii) FCIP II is the beneficial owner of 86,533 shares and has the shared power to vote and dispose of such shares, (iv) FCIP III is the beneficial owner of 86,314 shares and has the shared power to vote and dispose of such shares, (v) Tinicum is the beneficial owner of 29,322 shares and has the shared power to vote and dispose of such shares, (vi) Management Company is the beneficial owner of 632,301 shares and has the shared power to vote and dispose of such shares, (vii) General Partner is the beneficial owner of 1,427,259 shares and has the shared power to vote and dispose of such shares and (viii) each of the Individual Reporting Persons may be deemed to be the beneficial owner of 2,059,560 shares and has the shared power to vote and dispose of such shares.
(6)

Information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on May 16, 2005. The Schedule 13G/A was filed by the following entities and persons: (i) Brahman Capital Corp., (ii) Brahman Management, L.L.C., (iii) Peter A. Hochfelder, (iv) Robert J. Sobel and (v) Mitchell A. Kuflik. The reporting persons hold an aggregate of 1,731,900 shares of the Company’s common stock. The Schedule 13/A indicates that (i) Brahman Capital Corp. is the beneficial owner of 1,731,900 shares and has the shared power to vote and dispose of such shares; (ii) Brahman Management, L.L.C. is the beneficial owner of 1,061,000 shares and has the shared power to vote and dispose of such shares; (iii) Mr. Hochfelder is the beneficial owner of 1,731,900 shares and has the shared power to vote and dispose of such shares; (iv) Mr. Sobel is the beneficial owner of 1,731,900 shares and has the shared power to vote and dispose of such shares; and (v) Mr. Kuflik is the beneficial owner of 1,731,900 shares and has the shared power to vote and dispose of such shares. The reporting persons are holding the securities on behalf of other persons who have the right to receive or the power to direct the receipt of dividends from, or proceeds from sale of, such securities. Brahman Capital Corp. and Brahman Management L.L.C. hold shares on behalf of Brahman Partners II, L.P. (190,800 shares), Brahman Partners III, L.P. (204,900 shares), Brahman Institutional Partners, L.P. (191,900 shares), BY Partners, L.P. (366,300 shares), Brahman CPF Partners, L.P. (107,100 shares), Brahman Partners II Offshore, Ltd. (600,400 shares) and a separately managed account (70,500 shares). Brahman Capital Corp. and Brahman Management, L.L.C. are investment advisors in accordance with Exchange Act Rule13d-1(b)(1)(ii)(E). Messrs. Hochfelder, Sobel and Kuflik are control persons in accordance with Exchange Act Rule 13d-1(b)(1)(ii)(G).

(7)	Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2005 and information supplied to the Company by the stockholder. The Schedule 13G provides that Oaktree Capital Management, LLC (“Oaktree”) filed the Schedule 13G in its capacities (i) as the general partner of OCM Opportunities Fund II, L.P., a Delaware limited partnership (“Fund II”), (ii) as the general partner of OCM Opportunities Fund III, L.P. (“Fund III”) and (iii) as the investment manager of a third party managed account (the “Oaktree Account”). Fund II is the direct beneficial owner of 189,206 shares of the Company’s common stock, Fund III is the direct beneficial owner of 1,466,473 shares of the Company’s common stock and the Oaktree Account is the direct beneficial owner of 11,850 shares of the Company’s common stock. In its capacities (as discussed above), Oaktree has the sole voting and dispositive power over an aggregate amount of 1,667,529 shares. Oaktree, its members and employees disclaim beneficial ownership of such shares, except to the extent of their pecuniary interests therein.
(8)	Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on June 30, 2005. The Schedule 13G was filed by the following entities and person: (i) Newcastle Partners, L.P. (“NP”), Newcastle Capital Management, L.P. (“NCM”), Newcastle Capital Group, L.L.C. (“NCG”), Mark E. Schwarz (together with NP, NCM and NCG, the “Newcastle Parties”), Hallmark Financial Services, Inc. (“Hallmark”), American Hallmark Insurance Company of Texas (“American”) and Phoenix Indemnity Insurance Company (“Phoenix”) (together with Hallmark and American, the “Hallmark Parties”) (collectively, the “Reporting Persons”). The Schedule 13G provides that because Mark E. Schwarz is the managing member of NCG, which is the general partner of NCM, which in turn is the general partner of NP, each of NCM, NCG and Mr. Schwarz may be deemed to be the beneficial owners of all shares of common stock held by NP. Because American and Phoenix are wholly-owned subsidiaries of Hallmark, Hallmark may be deemed to be the beneficial owner of all the shares of common stock held by American and Phoenix. NP has a controlling interest in Hallmark. Additionally, Mr. Schwarz serves as the Chairman of the Board, Chief Executive Officer and President of Hallmark. The Reporting Persons hold an aggregate of 1,520,655 shares. NP is the beneficial owner of 1,520,600 shares of the Company’s common stock and has the sole power to vote and dispose of such shares. However, by virtue of their relationship with NP, each of NCM, NCG and Mr. Schwarz may be deemed to beneficially own the 1,520,600 shares held by NP. American is the beneficial owner of 30,000 shares of the Company’s common stock and has the sole power to vote and dispose of such shares. Phoenix is the beneficial owner of 25,000 shares of the Company’s common stock and has the sole power to vote and dispose of such shares. However, by virtue of its relationship with American and Phoenix, Hallmark may be deemed to beneficially own the 30,000 shares of common stock held by American and the 25,000 shares held by Phoenix.
(9)

Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on June 29, 2005. The Schedule 13G was filed by the following entities and person: (i) Owl Creek I, L.P. (“Owl Creek I”) with respect to the shares of common stock directly owned by it; (ii) Owl Creek II, L.P. (“Owl Creek II”) with respect to the shares of common stock directly owned by it; (iii) Owl Creek Advisors, LLC, the general partner of Owl Creek I and Owl Creek II (the “General Partner”), with respect to the shares of common stock directly owned by Owl Creek I and Owl Creek II; (iv) Owl Creek Asset Management, L.P. (the “Investment Manager”), as the investment manager to Owl Creek Overseas Fund, Ltd. (“Owl Creek Overseas”) and Owl Creek Overseas Fund II, Ltd. (“Owl Creek Overseas II”), with respect to the shares of common stock directly owned by Owl Creek Overseas and Owl Creek Overseas II; and (v) Jeffrey A. Altman, with respect to shares of common stock owned by Owl Creek I, Owl Creek II, Owl Creek Overseas and Owl Creek Overseas II. The foregoing reporting persons hold an aggregate of 1,508,500 shares. The

Schedule 13G indicates that (i) Owl Creek I is the beneficial owner 69,900 shares and has the shared power to vote and dispose of all of such shares; (ii) Owl Creek II is the beneficial owner 524,300 shares and has the shared power to vote and dispose of all of such shares; (iii) General Partner is the beneficial owner 594,200 shares and has the shared power to vote and dispose of all of such shares; (iv) Investment Manager is the beneficial owner 914,300 shares and has the shared power to vote and dispose of all of such shares; and (v) Jeffrey A. Altman is the beneficial owner 1,508,500 shares and has the shared power to vote and dispose of all of such shares. General Partner has the power to direct the affairs of Owl Creek I and Owl Creek II, including decisions respecting the receipt of dividends from, and the disposition of the proceeds from the sale of, the shares. Investment Manager has the power to direct the investment activities of Owl Creek Overseas and Owl Creek Overseas II, including decisions respecting the receipt of dividends from, and the disposition of the proceeds from the sale of, the shares. Mr. Altman is the managing member of the General Partner and the general partner of the Investment Manager and in that capacity directs their operations.

(10)	Information is based solely on a Schedule 13G/A filed with the Securities and Exchange Commission on June 24, 2004. Cooper & LeVasseur, LLC (“C&L”) and related entities and persons are the beneficial owners of an aggregate of 1,409,822 shares of the Company’s common stock. Of such shares, (i) C&L has the sole power to vote and dispose of 839,482 shares of the Company’s common stock and the shared power to vote and dispose of 1,409,822 shares, (ii) Gilbert E. LeVasseur, Jr. has the sole power to vote and dispose of 319,953 shares of the Company’s common stock and the shared power to vote and dispose of 839,482 shares and (iii) Peter C. Cooper has the sole power to vote and dispose of 250,387 shares of the Company’s common stock and the shared power to vote and dispose of 839,482 shares.
(11)	Information is based solely on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2005. The Schedule 13G provides that Wellington Management Company, LLP (“WMC”), in its capacity as investment adviser, may be deemed to beneficially own 1,272,075 shares which are held of record by its clients. WMC has shared power to vote or to direct the vote of 687,675 shares and shared power to dispose or to direct the disposition of 1,272,075 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, executive officers, and greater than 10% stockholders are required by the Securities and Exchange Commission to furnish the Company with copies of the reports they file.

Based solely on the Company’s review of the copies of such reports and written representations from certain reporting persons that certain reports were not required to be filed by such persons, the Company believes that all of its directors, executive officers and greater than 10% beneficial owners complied with all filing requirements applicable to them with respect to transactions during the 2004 fiscal year.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2004, with respect to shares of the Company’s common stock that may be issued under its existing equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,214,375	$19.04	486,878	(1)
Equity compensation plans not approved by security holders	—	—	168,000	(2)

Total	3,214,375	$19.04	654,878	(1)

(1)	Based on (i) 4,025,000 shares of common stock reserved for issuance to employees, officers, nonemployee directors and consultants upon exercise of incentive and non-statutory options under the Company’s common stock option plan and (ii) 323,747 shares of common stock issued upon exercise of options under the Company’s common stock option plan. Options exercisable for an aggregate of 235,159 shares of common stock were forfeited in 2004. Options exercisable for an aggregate of 440,000 shares of common stock were granted in 2004.
(2)	Effective as of August 1, 2004, the Company established the Rotech Healthcare Inc. Nonemployee Director Restricted Stock Plan. 200,000 shares of the Company’s common stock have been authorized by the Company for restricted awards to be made under the plan. As of December 31, 2004, restricted stock awards for an aggregate amount of 32,000 shares of common stock were granted to the Company’s nonemployee directors. As of December 31, 2004, all of such shares remained subject to transfer restrictions. The number of shares available for future awards under the plan, as of December 31, 2004, was 168,000. For more information regarding the terms of the plan, please see “Proposal 3—Ratification and Approval of the Rotech Healthcare Inc. Nonemployee Director Restricted Stock Plan.”

Stock Option Plan

The Company has reserved 4,025,000 shares of common stock for issuance to employees, officers, non-employee directors and consultants upon exercise of incentive and non-statutory options under the Company’s common stock option plan. On December 19, 2002, the Board of Directors approved an increase in the total number of shares in the option pool to 4,025,000, which was subsequently approved by the Company’s stockholders at the 2003 annual meeting. Effective as of August 26, 2003, the Company amended its common stock option plan to provide for one hundred percent (100%) vesting of all options issued under the stock option plan upon a “change in control.” Effective as of December 5, 2003, the Company amended its common stock option plan to revise the definition of a “change in control” under the plan. The stock option plan is administered by the Company’s compensation committee.

As of August 1, 2005, there were options outstanding to purchase 3,106,125 shares of common stock. Under the stock option plan, options may be granted to employees, officers, non-employee directors, and consultants. Only employees may receive “incentive stock options,” which are intended to qualify for certain tax treatment. Non-employee directors and consultants may receive “nonqualified stock options,” which do not qualify for such treatment. The exercise price of incentive stock options under the stock option plan must be at least equal to the fair market value of the common stock on the date of grant; however, a holder of more than 10% of the outstanding voting shares may only be granted incentive stock options with an exercise price of at least 110% of the fair market value of the underlying common stock on the date of the grant. The terms of the options, subject to the discretion of the compensation committee of the Board of Directors, will not exceed ten years from the date of grant or, in the case of incentive stock options issued to a holder of 10% or more of the voting power of all classes of the Company’s stock or the stock of any of the Company’s parent or subsidiary corporations, no more than five years from the date of grant. The exercise price of nonqualified stock options will be determined by the compensation committee of the Board of Directors. The stock option plan provides that options will vest (a) 25% on each of the first four anniversaries of the date of grant, (b) 100% upon a change in control and (c) a one-year acceleration in vesting of the original grants upon the consummation of an underwritten initial public offering. Under the stock option plan, the Board of Directors has the discretion to establish a more accelerated vesting schedule. The plan also contains (i) limitations on the ability to exercise vested options in the event of cessation of employment for reasons other than death, retirement after age 65 or disability, and (ii) provisions providing that in the event of cessation of employment prior to an underwritten initial public offering (a) due to death or disability, for a period of one year after such death or disability, the option holder or its estate will have the right to sell to the Company all of its vested options and shares of common stock previously issued upon exercise of options, and the Company must acquire such options and shares at their then-current fair market value unless it would violate applicable law or would violate or result in a default or event of default under the Company’s 9 1/2% senior subordinated notes due 2012 (or the indenture under which they were issued) or under the Company’s senior secured credit facilities (in either case as they may be amended) and (b) due to death, disability or termination of employment for any reason, the Company has the right to compel the option holder or its estate to sell to the Company all of its vested options and shares of common stock previously issued upon exercise of options at their then current fair market value or, if the reason for cessation of employment is termination for cause, the purchase price to be paid by the Company is the lesser of the then current fair market value and the exercise price. Subject to certain exceptions, the Board of Directors has the authority to amend the stock option plan at any time. No options will be granted under the stock option plan after March 26, 2012, the tenth anniversary of the effective date of Rotech Medical Corporation’s plan of reorganization, unless sooner terminated by the Board of Directors.

Employee Profit Sharing Plan

The Company’s employee profit sharing plan became effective simultaneously with Rotech Medical Corporation’s emergence from bankruptcy and the consummation of the restructuring and related transactions involving Rotech Medical Corporation and the Company. The plan is intended to be “qualified” under Section 401(a) of the Internal Revenue Code of 1986. The plan may be administered by the Board of Directors, which has the authority to amend the plan at any time, or by a special committee established by the Board of Directors. The Company contributed 250,000 shares of Series A Convertible Redeemable Preferred Stock to the plan on its effective date. The profit sharing plan contains limitations on the amount of additional contributions the Company can make in the future, including limitations on annual contributions both in the aggregate and with respect to any individual employee. There were no Company contributions made to the plan for the years ended December 31, 2003 or 2004. A cash contribution to the plan in the amount of $500,000 was authorized by the Board of Directors in February 2005. Such contribution is payable at any time prior to December 31, 2005. Effective October 12, 2004, the Company repurchased 804 shares of Series A Convertible Redeemable Preferred Stock for approximately $20,000 in order to fund the cash payment of benefits under the plan to certain plan participants that are no longer employed by the Company. Each plan participant’s benefits will be fully and immediately vested. Each share of the Company’s Series A Convertible Redeemable Preferred Stock entitles the holder to an annual cumulative dividend equal to 9% of its stated value, payable semi-annually at the discretion of the Board of Directors in cash or additional shares of Series A Convertible Redeemable Preferred Stock. Effective December 5, 2003, the Board of Directors adopted a policy of declaring dividends to the holders of the Series A Convertible Redeemable Preferred Stock under the Company’s employee profit sharing plan on an annual basis, with each such declaration to be made at the annual meeting of the Board of Directors, which takes place each year immediately after the Company’s annual meeting of stockholders, with respect to dividends payable for the preceding year. Such policy commenced at the 2004 annual meeting of the Board of Directors and, in order to account for the period from the inception of the Rotech Healthcare Inc. Employees Plan to such date, the first declaration of dividends covered the preceding two years.

PERFORMANCE GRAPH

The following graph shows changes from July 2002 to December 2004 in the value of $100 invested in the Company, the NASDAQ Health Services Index, and the NASDAQ Stock Market (U.S.) Index. The value of each investment is based on share price appreciation, with reinvestment of all dividends. The investments are assumed to have occurred at the beginning of the period presented. Upon effectiveness of the Company’s predecessor’s plan of reorganization on March 26, 2002, all of the Company’s outstanding common stock was distributed to its predecessor for further distribution to the predecessor’s senior creditors as contemplated by the plan of reorganization. The Company’s common stock was issued pursuant to an exemption from the registration requirements of the Securities Exchange Act of 1933 provided by Section 1145 of the Bankruptcy Code. The Company has been informed by the transfer agent for its common stock that its common stock was distributed to the senior creditors of its predecessor on July 12, 2002. Prior to such distribution, the Company believes that its common stock may have traded on a “when-issued and distributed” basis. Accordingly, the Company has used July 12, 2002 as the beginning measurement point in the below performance graph. The Company’s common stock was not registered under Section 12 of the Exchange Act until September 2004. It should be noted that this graph represents historical price performance and is not necessarily indicative of any future stock price performance.

COMPARISON OF 29 MONTH CUMULATIVE TOTAL RETURN*

AMONG ROTECH HEALTHCARE INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ HEALTH SERVICES INDEX

*	$100 invested on 7/12/02 in stock or on 6/30/02 in index-including reinvestment of dividends.

Fiscal year ending December 31.

	Cumulative Total Return
	7/02	12/02	12/03	12/04
ROTECH HEALTHCARE INC.	100.00	83.46	114.94	139.93
NASDAQ STOCK MARKET (U.S.)	100.00	76.33	110.89	117.12
NASDAQ HEALTH SERVICES	100.00	92.47	117.32	137.97

CORPORATE GOVERNANCE MATTERS

Board Meetings

In 2004, the Board of Directors held six meetings in person or by conference telephone. Each incumbent director attended at least 75% of the aggregate number of the Board of Director meetings held. While the Company encourages all members of the Board of Directors to make every effort to attend the annual meeting of stockholders, there is no formal policy that requires their attendance at each of the annual meetings of stockholders. Mr. Reimers, the Company’s Chairman of the Board, Mr. Carter, the Company’s Chief Executive Officer, President and member of the Board, and Messrs. Abbott, Kuntz, Mercer and Siegel attended the 2004 annual meeting of stockholders. The Company holds at least five meetings of its Board of Directors each year.

Board of Director Independence

Each year, the Board of Directors reviews the relationships that each director has with the Company and with other parties. Only those directors who do not have any of the defined relationships that preclude them from being “independent” as defined in Rule Section 303A of the New York Stock Exchange’s listing standards and the rules of the Securities and Exchange Commission and who the Board of Directors affirmatively determines have no material relationships with the Company are considered to be independent directors. The Board of Directors has reviewed a number of factors to evaluate the independence of each of its members. These factors include its members’ (and such members’ immediate family members’) current and historic relationships with the Company and its competitors, suppliers, auditors and customers; their relationships with management and other directors; the relationships their current and former employers have with the Company; and the relationships between the Company and other companies of which the Company’s board members are directors or executive officers. After evaluating these factors, the Board of Directors has determined that a majority of its members are “independent” directors of the Company.

Non-management members of the Board of Directors of the Company meet in executive session without members of management present, and are scheduled to do so at least twice annually. In addition, if the non-management directors of the Company include directors that are not “independent” directors, the Board will at least once annually schedule an executive session including only independent directors without members of management present.

Stockholder Communications

Stockholders may send communications to the Board of Directors by mail to the Company’s Corporate Secretary at Rotech Healthcare Inc., 2600 Technology Drive, Suite 300, Orlando, Florida 32804. Any communications should be addressed to the attention of the Board as a whole or to specific Board members. Stockholders desiring to limit or direct their communications to non-employee directors only should so indicate in the communication and direct the communication to the chairperson of the nominating and corporate governance committee. The Company’s general policy is to forward, and not to intentionally screen, any mail received at the Company’s corporate office that is addressed to the attention of the Board or to a specific Board member unless the Company believes the communication may pose a security risk.

Code of Ethics

The Company has adopted a code of ethics that applies to the members of its Board of Directors, principal executive officer, principal financial officer and other persons performing similar functions. The Company has also issued a Policy Statement on Business Ethics and Conflicts of Interest which is applicable to all employees. The Company’s code of ethics and Policy Statement on Business Ethics and Conflicts of Interest are posted on its internet website, www.rotech.com, and are available, without charge, upon written request directed to the Chief Legal Officer, Rotech Healthcare Inc., 2600 Technology Drive, Suite 300, Orlando, Florida 32804.

Board Committees

The Company has an audit committee, a compensation committee and a nominating and corporate governance committee.

Audit Committee

The audit committee of the Board of Directors has been established in accordance with Section 3(a)(58)(A) of the Exchange Act. The audit committee reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the retention and, if necessary, the termination of the Company’s auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of the Company’s independent auditors and the Company’s accounting practices. Currently, Messrs. Siegel, Reimers and Mercer are the director members of the audit committee. The audit committee held nine meetings during fiscal 2004. Each member of the audit committee attended at least 75% of the aggregate number of audit committee meetings held. The audit committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the committee’s composition and meetings. A copy of this charter, which was amended and restated as of March 31, 2005, is attached as Appendix A to this Proxy Statement. Additional copies of the charter are available, without charge, upon written request directed to the Company’s Chief Legal Officer, Rotech Healthcare Inc., 2600 Technology Drive, Suite 300, Orlando, Florida 32804. The audit committee charter is also posted on the Company’s internet website, www.rotech.com.

Mr. Siegel currently serves as the chairman of the Company’s audit committee. The Board of Directors has determined that, based upon Mr. Siegel’s experience in the fields of accounting and auditing services, he qualifies as an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission. The Board of Directors has determined that each member of the audit committee is “independent”, as that term is defined by applicable Securities and Exchange Commission rules. In addition, the Board of Directors has determined that each member of the audit committee is “independent”, as that term is defined by the New York Stock Exchange listing standards, except for Mr. Reimers. Pursuant to Section 303A.02(b)(iii)(A) of the New York Stock Exchange listing standards, a director is not independent if a “director or an immediate family member is a current partner of a firm that is the company’s internal or external auditor.” Mr. Reimers’ sister is a current partner at Deloitte & Touche LLP, the Company’s external auditor. Such family member, however, has not (i) at any time worked on the audit of the Company’s financial statements or any other matter for the Company or (ii) received any direct or indirect compensation or other benefit at any time as a result of or in any way related to Deloitte & Touche LLP serving as the Company’s external auditor. The Board of Directors has affirmatively determined that (i) Mr. Reimers’ independence and ability to effectively serve on the Company’s audit committee and nominating and corporate governance committee (as discussed below) is not impaired as a result of his sister’s partner status at Deloitte & Touche LLP and (ii) based upon Mr. Reimers’ (1) financial expertise, (2) prior work experience, including serving as a co-head of Goldman, Sachs & Co.’s Healthcare Group, Investment Banking Division, (3) depth of knowledge regarding the Company and the industry in which the Company operates and (4) demonstrated leadership skills during his tenure with the Company, his membership on such committees is required by the best interests of the Company and its stockholders.

Compensation Committee

The compensation committee of the Board of Directors, which immediately prior to the retirement of Mr. Abbott (as discussed below) was comprised of Messrs. Kuntz, Mercer and Abbott, recommends, reviews and oversees the salaries, benefits, and stock option plans for the Company’s employees, consultants, directors and other individuals compensated by the Company. The Board of Directors has determined that each member of the compensation committee is “independent”, as that term is defined by the New York Stock Exchange listing standards and applicable Securities and Exchange Commission rules. Mr. Kuntz currently serves as chairman of the compensation committee. The compensation committee met four times in fiscal 2004. Each member of the compensation committee attended at least 75% of the aggregate number of compensation committee meetings held. The compensation committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the committee’s composition and meetings. A copy of this charter, which was amended and restated effective as of March 31, 2005, is attached as Appendix B to this Proxy Statement. Additional copies of the charter are available, without charge, upon written request directed to the Company’s Chief Legal Officer, Rotech Healthcare Inc., 2600 Technology Drive, Suite 300, Orlando, Florida 32804. The compensation committee charter is also posted on the Company’s internet website, www.rotech.com.

Mr. Abbott retired as a member of the Board effective as of August 24, 2005 and, therefore, has not served on the Board or any Board committee since August 23, 2005. The Board expects to appoint a new independent director to fill the vacancy on the compensation committee left by Mr. Abbott’s retirement, as soon as practicable after the Annual Meeting.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee of the Board of Directors, which immediately prior to the retirement of Mr. Abbott (as discussed below) was comprised of Messrs. Reimers, Abbott, Sansone and Kuntz, among other things, identifies and recommends individuals to the Board for nomination as members of the Board and its committees, develops and recommends to the Board, and reviews on an ongoing basis, a set of corporate governance principles (the “Corporate Governance Guidelines”) and oversees the evaluation of the Board and the Chief Executive Officer. The nominating and corporate governance committee held three meetings during fiscal 2004. Except for Mr. Sansone who was absent for one meeting, each member of the nominating and corporate governance committee attended at least 75% of the aggregate number of nominating and corporate governance committee meetings held. The nominating and corporate governance committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the committee’s composition and meetings. A copy of the Company’s written charter for the nominating and corporate governance committee, which was amended and restated effective March 31, 2005, is attached as Appendix C to this Proxy Statement. The Board of Directors has determined that each member of the nominating and corporate governance committee is “independent,” as that term is defined by the New York Stock Exchange listing standards and applicable Securities and Exchange Commission rules, except for Mr. Reimers. For the reasons discussed above under “Audit Committee”, the Board of Directors has affirmatively determined that Mr. Reimers’ membership on the nominating and corporate governance committee is required by the best interests of the Company and its stockholders. Mr. Reimers currently serves as chairman of the nominating and corporate governance committee. A copy of the Company’s Corporate Governance Guidelines, which the Board of Directors adopted in April 2004, is attached as Appendix D to this Proxy Statement. Additional copies of the nominating and corporate governance committee charter and Corporate Governance Guidelines are available, without charge, upon written request directed to the Company’s Chief Legal Officer, Rotech Healthcare Inc., 2600 Technology Drive, Suite 300, Orlando, Florida 32804. Both documents are also posted on the Company’s internet website, www.rotech.com.

Mr. Abbott retired as a member of the Board effective as of August 24, 2005. In addition, Mr. Sansone has decided to resign as a member of the Board effective as of the date of the Annual Meeting. Accordingly, Mr. Abbott has not served on the Board or any Board committee since August 23, 2005 and Mr. Sansone will not be serving on the Board or any Board committee after the date of the Annual Meeting. The Board expects to appoint a new independent director to fill the vacancy on the nominating and corporate governance committee, as soon as practicable after the Annual Meeting.

As reflected in the charter of the nominating and corporate governance committee, factors considered by the committee in the selection of director nominees are those it may deem appropriate, consistent with the criteria listed in the Company’s Corporate Governance Guidelines, and include judgment, character, high ethics and standards, integrity, skills, diversity, experience with businesses and organizations of a comparable size to the Company, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board or any of its committees. In addition, in considering nominees for director, the nominating and corporate governance committee will review the qualifications of available candidates that are brought to the attention of the committee by any member of the Board, stockholders and management or identified by the committee through the use of search firms or otherwise. The nominating and corporate governance committee has retained Spencer Stuart, an executive search firm, to assist in the identification of candidates and to help facilitate the screening and interview process of director nominees.

The nominating and corporate governance committee will consider nominees recommended by stockholders. The policy adopted by the nominating and corporate governance committee provides that nominees recommended by stockholders are given appropriate consideration and will be evaluated in the same manner as other nominees. Stockholders who wish to submit nominees for director for consideration by the nominating and corporate governance committee for election at the Company’s 2006 annual meeting of stockholders may do so by submitting in writing such nominee’s name, in compliance with the procedures and along with the other information required by the Company’s By-laws and Regulation 14A under the Exchange Act (including such nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), to the Secretary of the Company, at Rotech Healthcare Inc., 2600 Technology Drive, Suite 300, Orlando, Florida 32804 within the time frames set forth under the caption “Stockholder Proposals for 2006 Annual Meeting.”

The nominating and corporate governance committee does not set specific, minimum qualifications that nominees must meet in order for the committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board of Directors. Members of the nominating and corporate governance committee discuss and evaluate possible candidates in detail prior to recommending them to the Board of Directors.

PROPOSAL 1

ELECTION OF BOARD OF DIRECTORS

The Company’s Board of Directors is currently comprised of six (6) members and there is currently one vacancy on the Board. The Board has nominated six (6) director candidates for election at the Annual Meeting. As discussed below, Messrs. Abbott and Sansone have declined to stand for reelection to the Board at the Annual Meeting. Immediately following the Annual Meeting, there will be one vacancy on the Board. The nominating and corporate governance committee is currently in the process of searching for and recruiting qualified candidates (through the use of an executive search firm and otherwise) to fill this vacancy. Upon identifying a qualified candidate that is willing to serve as a member of the Company’s Board of Directors, the Board intends to appoint such candidate to serve as a member of the Board until the next annual meeting of stockholders.

Mr. Abbott retired as a member of the Board effective as of August 24, 2005. Accordingly, Mr. Abbott has not served on the Board or any Board committee since August 23, 2005. In addition, Mr. Sansone has decided to resign as a member of the Board effective as of the date of the Annual Meeting to focus all of his attention on other professional pursuits. Therefore, Mr. Sansone will not be serving on the Board or any Board committee after the date of the Annual Meeting. Upon the recommendation of the nominating and corporate governance committee, the Board has nominated Barbara B. Hill for election at the Annual Meeting. Ms. Hill was identified and referred to the nominating and corporate governance committee by Spencer Stuart, an executive search firm retained by the committee to assist in the identification of director candidates and to help facilitate the screening and interview process of director candidates. The Board has determined that Ms. Hill is “independent”, as that term is defined by the New York Stock Exchange listing standards and applicable Securities and Exchange Commission rules and recommends a vote in favor of Ms. Hill.

All nominees identified below are expected to serve if elected, and each of them has consented to being named in this Proxy Statement and to serve if elected. Except for Barbara B. Hill, all of the nominees are currently directors of the Company. If a nominee is unable or unwilling to serve at the time of the election, the persons named in the form of proxy will have the right to vote according to their judgment for another person instead of such unavailable nominee.

Information Regarding Nominees to the Board of Directors

The following table provides information regarding each nominee to the Board of Directors.

Name	Age	Position
Philip L. Carter	57	President, Chief Executive Officer and Director
Arthur J. Reimers	50	Chairman of the Board
Barbara B. Hill	53	Director Nominee
Edward L. Kuntz	60	Director
William J. Mercer	57	Director
Arthur Siegel	67	Director

All directors are elected annually and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Philip L. Carter has been President, Chief Executive Officer and a director of the Company since December 2002. From March 2002 to November 2002, Mr. Carter was self-employed. From May 1998 to February 2002, Mr. Carter was the Chief Executive Officer and a director of Apria Healthcare Group Inc., a publicly traded healthcare company. Prior to joining Apria Healthcare Group Inc., Mr. Carter had served as President and Chief Executive Officer of Mac Frugal’s Bargains Close-Outs Inc., a chain of retail discount stores, since 1995.

Arthur J. Reimers, the Chairman of the Board of Directors, has been a director of the Company since March 2002. From 2001 to present, Mr. Reimers has acted as an independent financial consultant and business consultant. Mr. Reimers joined Goldman, Sachs & Co. as an investment banker in 1981 and in 1990 became a partner of the firm. Upon Goldman, Sachs & Co.’s initial public offering in 1998, he became a Managing Director and served in that capacity until his resignation in 2001. From 1996 through 1999, Mr. Reimers served as a co-head of Goldman, Sachs & Co.’s Healthcare Group, Investment Banking Division. Mr. Reimers serves on the Board of Directors of NeighborCare, Inc., a provider of pharmacy services to the long-term care marketplace. Mr. Reimers also currently serves on the Board of Directors of Surgis, Inc., a surgical services company, which owns, manages and develops surgical facilities in partnership with physicians and hospitals. In addition, Mr. Reimers serves on the Board of Directors of Bear Naked, a private food company. Mr. Reimers is currently an assistant adjunct professor at Miami University and sits on the investment committee of the Miami University Foundation. Mr. Reimers has a Bachelor of Science from Miami University and a Masters of Business Administration from the Harvard Business School.

Barbara B. Hill currently serves as Chairman and Chief Executive Officer of Woodhaven Health Services, an institutional pharmacy company headquartered in Baltimore, Maryland. Ms. Hill has served in this position since August 2004. Ms. Hill traveled and conducted independent business related studies from October 2003 to August 2004. From April 2002 to October 2003, Ms. Hill served as President and a director of Express Scripts, Inc., a publicly-traded pharmacy benefits management company (“Express Scripts”). Ms. Hill previously also served as a director of the Express Scripts from January 2000 until March 2001. Prior to joining Express Scripts, Ms. Hill was Senior Vice-President, Operations for CIGNA HealthCare, a managed healthcare company from November 2000 to January 2002. Ms. Hill was also President and Chief Executive Officer of Rush Prudential Health Plans, a managed healthcare company (“Rush”), from 1996 until Rush was acquired by WellPoint Health Networks, Inc. (“WellPoint”), after which she remained with WellPoint through a transition period ending in June 2000. She earned her Bachelor of Arts and Masters of Sciences degrees from The Johns Hopkins University.

Edward L. Kuntz has been a director of the Company since March 2002. Mr. Kuntz currently serves as the Executive Chairman of the Board of Directors of Kindred Healthcare, Inc., a long-term health care provider. From 1999 to December 2003, Mr. Kuntz served as the Chairman of the Board and Chief Executive Officer of Kindred. From 1998 to 1999, Mr. Kuntz served in several other capacities at Kindred, including as President, Chief Operating Officer and as a director. From 1992 to 1997, Mr. Kuntz was Chairman and Chief Executive Officer of Living Centers of America, Inc., a leading provider of long-term health care services. After leaving Living Centers of America, Inc., he served as an advisor and consultant to a number of health care services and investment companies. Mr. Kuntz has a Masters of Law, a Juris Doctor and a Bachelor of Arts degree from Temple University.

William J. Mercer has been a director of the Company since March 2002. Mr. Mercer is the Founder and Managing Member of Avocet Ventures, LLC, a private equity investment firm. Prior to his current position, Mr. Mercer served as Managing Partner of Aberdeen Strategic Capital, LP, a private equity firm. From 1996 through 1999, Mr. Mercer was the President and Chief Executive Officer, and director, of ALARIS Medical, Inc., a leading manufacturer of advanced medical instruments and devices. From 1995 through 1996, Mr. Mercer was the President and Chief Executive Officer of IVAC Medical Systems, Inc., an infusion therapy and patient monitoring company. Prior to that, Mr. Mercer spent over 17 years, primarily in medical imaging, with Mallinckrodt, Inc., a global health care company. Mr. Mercer serves as a member of the board and audit committee of Intuitive Surgical, Inc., a publicly traded manufacturer of operative robotic instruments and related devices. Mr. Mercer also serves as a member of the board of R2 Technology, Inc., a privately held, computer aided detection medical imaging software company. Mr. Mercer received his B.S. in Zoology from North Carolina State University and a certificate from the Advanced Management Program of Harvard Business School.

Arthur Siegel has been a director of the Company since October 2002. He is currently an independent consultant. From October 1997 to August 2001, he was the executive director of the Independence Standards Board, a promulgator of independence standards for auditors. In October 1997, he retired from Price Waterhouse LLP (now PricewaterhouseCoopers LLP) after 37 years, including 25 years as a partner and seven years as vice chairman of accounting and auditing services. Mr. Siegel holds a Masters of Business Administration and a Bachelor of Arts from Columbia University.

Vote Required

The affirmative vote of the holders of a plurality of the combined voting power of all shares of the Company’s common stock voted at the Annual Meeting, whether in person or by proxy, is required to elect directors. Each share of common stock has one (1) vote. The enclosed proxy allows you to vote for the election of all of the nominees listed, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

If you do not vote for a nominee, your vote will not count either for or against the nominee. Also, if your broker does not vote on any of the nominees, it will have no effect on the election.

The persons named in the enclosed proxy intend to vote FOR the election of all of the nominees. Except for Ms. Hill, each of the nominees currently serves as a director of the Company. Each of the nominees has consented to be nominated. The Company does not foresee that any of the nominees will be unable or unwilling to serve, but if such a situation should arise your proxy will vote in accordance with his or her best judgment.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE IN FAVOR OF THE ELECTION OF MESSRS. CARTER, REIMERS, KUNTZ, MERCER, SIEGEL AND MS. HILL.

PROPOSAL 2

RATIFICATION AND APPROVAL

OF THE

ROTECH HEALTHCARE INC.

SENIOR MANAGEMENT INCENTIVE PLAN (2005—2007)

The Company’s stockholders are being asked to ratify and approve the adoption of the Rotech Healthcare Inc. Senior Management Incentive Plan (the “Incentive Plan”). The following summary of the Incentive Plan does not purport to be complete and is subject to and qualified in its entirety by the actual terms of the Incentive Plan, which appears as Appendix E to this Proxy Statement.

General

Effective as of January 1, 2005, the Company’s Board of Directors approved and adopted the Incentive Plan which is intended to benefit the Company’s stockholders by providing a multi-year incentive and reward compensation program for a limited group of key members of senior management whose contributions, services and decisions are expected to have a long-term impact on the Company’s success.

Administration

The Incentive Plan is administered by the compensation committee of the Board of Directors. The compensation committee has the authority to interpret the provisions of the Plan, supervise its administration and promulgate rules and regulations in connection with its operation. In general, all decisions and determinations made by the compensation committee pursuant to the Incentive Plan are final and binding on all persons.

Eligibility

Those employees of the Company having the following titles are the participants in the Incentive Plan: Chief Executive Officer, Chief Operating Officer, Chief Information Officer, Chief Financial Officer, Chief Sales Officer, Chief Legal Officer, Chief Purchasing Officer, Chief Contracts Officer, Chief Development Officer, Chief Clinical Officer, Chief Compliance Officer, Divisional Director of Operations and Divisional Director of Sales.

Plan Awards

For the 3-year period commencing on January 1, 2005 and ending on December 31, 2007, the Company’s revenue and earnings before interest, taxes, depreciation and amortization (EBITDA) (in each case, increased or decreased to reflect applicable changes in government reimbursement including but not limited to Medicare, State Medicaid programs, Veterans Administration and Tricare) for that period will be compared to certain thresholds for each as determined by the compensation committee as of January 1, 2005 under the Incentive Plan. If these performance objectives are met, each Incentive Plan participant in the Company’s employ on February 15, 2008 will receive shares of the Company’s common stock having an aggregate value equal to the participant’s annualized rate of base salary from the Company in effect on that date. If the EBITDA-based performance objective is not met for the 3-year period, the award amounts are reduced by 20%. If the revenue or EBITDA-based performance objectives for the 3-year period do not exceed a specified dollar amount determined by the compensation committee as of January 1, 2005, no awards will be paid under the Incentive Plan. In calculating the value of a share of the Company’s common stock for purposes of Incentive Plan awards, one-third of each award will be respectively based on the value of a share of the Company’s common stock on each of January 1, 2005, 2006 and 2007, utilizing the participant’s base salary in effect on January 1, 2008. The award to any participant who was not participating in the Incentive Plan on January 1, 2005 will be prorated on the basis of the participant’s first date of Incentive Plan participation.

Change of Control Payments

Should a “change of control” occur prior to February 15, 2008, no stock-based award will be paid under the Incentive Plan; however, a cash payment will be made to each participant in the Company’s employ on any date which is within the 90-day period ending on the date such a change of control occurs, equal to the amount of the participant’s base salary for the period commencing on the participant’s first date of participation in the Incentive Plan and ending on the date of the change of control, based on the participant’s annualized rate of base salary as in effect immediately prior to the date of the change of control.

For purposes of the Incentive Plan, “change of control” means a “change in the ownership of the Company,” a “change in the effective control of the Company” or a “change in the ownership of a substantial portion of the assets of the Company.”

A “change in the ownership of the Company” occurs on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of the Company. If any one person or more than one person acting as a group is considered to own more than 50% of the fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons will not be considered to cause a change in the ownership of the Company (or to cause a “change in the effective control of the Company”). However, an increase in the percentage of stock of the Company owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property will be treated as an acquisition of the stock of the Company for this purpose.

A “change in the effective control of the Company” occurs on the date on which either any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing 35% or more of the total voting power of the stock of the Company, or a majority of the members of the Board of Directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors prior to the date of the appointment or election.

A “change in the ownership of a substantial portion of the Company’s assets” occurs on the date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or greater than 40% of the total gross fair market value (the value of the assets, determined without regard to any associated liabilities) of all of the assets of the Company immediately prior to such acquisition or acquisitions. A transfer of assets by the Company will not be treated as a change of ownership of such assets if the assets are transferred to (i) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock; (ii) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company; (iii) a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all of the outstanding stock of the Company; or (iv) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a person, or more than one person acting as a group, that owns, directly or indirectly, 50% or more of the total value or voting power of all of the outstanding stock of the Company.

Effect of Termination of Employment

If a participant in the Incentive Plan dies or becomes entitled to receive benefits under the Company’s long-term disability plan prior to the earlier of the date on which a “change of control” occurs, or February 15, 2008, the disabled participant or the participant’s estate, as applicable, will receive a cash lump sum payment equal to the amount of the participant’s base salary for the period commencing on the participant’s first date of participation in the Incentive Plan and ending on the date of the participant’s death or the date on which the participant becomes disabled, as applicable. The participant’s base salary in effect immediately prior to the participant’s death or disability, as applicable, is used to calculate this payment.

If a participant’s employment with the Company is terminated for “cause” prior to the earlier of the date on which a “change of control” occurs or February 15, 2008, the participant will forfeit all entitlements to stock awards or cash payments under the Incentive Plan.

If the participant is a party to an employment-related agreement with the Company which defines “cause,” the term “cause” under the Incentive Plan will have the meaning provided for in the participant’s employment-related agreement. If the participant is not a party to an employment-related agreement with the Company, “cause” will mean the earliest to occur of (i) the participant’s gross neglect of or willful failure to perform the participant’s material duties with the Company (which neglect or failure continues for 2 days after the participant’s receipt of written notice from the Company directing the participant to perform the participant’s material duties); (ii) a participant’s willful engaging in conduct which is materially injurious to the Company or any subsidiary (which injury is not remedied within 2 days of the participant’s receipt of written notice from the Company of the injury caused by the participant’s conduct; (iii) a participant’s theft or misappropriation of funds of the Company or any subsidiary; (iv) a participant’s conviction of, or plea of nolo contendere to, a felony or a misdemeanor involving moral turpitude; or (v) a participant’s causing the Company to violate a local, state or federal law where such violation is materially injurious to the Company.

In the event of a participant’s resignation of employment with the Company without “good reason” prior to the earlier of the date on which a “change of control” occurs or February 15, 2008, the participant will forfeit all entitlements to stock awards or cash payments under the Incentive Plan.

Any participant who is party to an employment-related agreement with the Company which provides for severance benefits to be payable upon termination of the participant’s employment with the Company by the Company without “cause,” pursuant to a “no fault” termination by the Company or pursuant to the participant’s resignation for “good reason,” and whose employment with the Company is terminated by the Company without “cause,” pursuant to a “no fault” termination by the Company or who resigns for “good reason,” in any case prior to the earlier of the date on which a “change of control” occurs or February 15, 2008, the participant will receive a lump-sum cash payment equal to the amount of the participant’s base salary from the Company for the period commencing on the first date of the participant’s participation in the Incentive Plan and ending on the date of the participant’s termination of employment with the Company. The participant’s base salary in effect immediately prior to termination will be utilized for this purpose. A participant who is not a party to such an employment-related agreement with the Company will receive no benefit under the Plan upon the participant’s termination by the Company without “cause,” “no fault termination” or resignation for “good reason.”

“Good reason” means that the participant is a party to an employment-related agreement with the Company which defines “good reason” and the circumstances in connection with the participant’s resignation meet the standards for “good reason” in such agreement.

A participant’s employment with the Company will be deemed to have been terminated by the Company pursuant to a “no fault” termination if the participant is a party to an employment-related agreement with the Company which defines “no fault,” and the circumstances in connection with the participant’s termination of employment by the Company meet the standards for a “no fault” termination in such agreement.

Delay of Awards/Payments to Certain Participants

As required by applicable federal tax law, the distribution of stock or payment of cash under the Incentive Plan to a participant who is a “key employee” (within the meaning of Section 416(i)(1) of the Internal Revenue Code of 1986, as amended) on account of the participant’s termination of employment with the Company will be deferred for a period of 6 months and 1 day.

Plan Amendment and Termination

The compensation committee may amend the Incentive Plan in its sole discretion, provided that no amendment may deprive any participant of any right or benefit to which the participant had previously become entitled under the Incentive Plan and further provided that an amendment to the Incentive Plan may be conditioned on the approval of the Company’s stockholders if stockholder approval is necessary or appropriate. The Company, in its sole discretion, may terminate the Incentive Plan as of the end of any fiscal year of the Company after December 31, 2008, provided that the Incentive Plan’s termination does not deprive any participant of any right or unpaid award or change of control payment under the Incentive Plan to which the participant had previously become entitled under the Incentive Plan.

New Plan Benefits

Awards under the Incentive Plan are determined based upon, among other things, the future revenues and EBITDA of the Company, continued employment with the Company with a title that renders the individual eligible to receive a benefit under the Incentive Plan, the occurrence of a “change of control” (as defined in the Incentive Plan) of the Company and/or the participant’s annualized rate of base salary received from the Company. Accordingly, the information in the table below is based upon a number of assumptions, including that (i) the Company meets the revenue and EBITDA-based performance objectives established under the Incentive Plan, (ii) the individual’s participation in the Incentive Plan is not terminated prior to February 15, 2008 as a result of termination of employment with the Company or a change in title, in either case, that renders the individual ineligible to receive a benefit under the Incentive Plan and (iii) a change of control of the Company has not occurred. As of the date of this Proxy Statement, no awards have been made under the Incentive Plan.

Rotech Healthcare Inc. Senior Management Incentive Plan (2005-2007)

Name and Position	Dollar Value ($)(1)	Number of Shares of Common Stock(2)
Philip L. Carter, President and Chief Executive Officer	885,000	31,607
Michael R. Dobbs, Chief Operating Officer	480,000	17,142
Barry E. Stewart, Chief Financial Officer	280,000	10,000
Executive officers, as a group	1,645,000	58,749
Nonemployee directors, as a group	—	—
All employees, including all current officers who are not executive officers, as a group	2,926,262	104,509

(1)	In determining the aggregate value of the shares of common stock to be awarded, the Incentive Plan provides that the shares will have an aggregate value equal to the participant’s annualized base rate of salary as in effect on February 15, 2008. Since each participant’s base salary as of such date is not determinable at this time, for purposes of the above table, dollar value is based upon each plan participant’s current annualized rate of base salary in effect on January 1, 2005.
(2)	The Incentive Plan provides that in calculating the number of shares of the Company’s common stock to be awarded, one-third of each award shall be respectively based on the share price of the Company’s common stock on each of January 1, 2005, 2006 and 2007, utilizing the participant’s base salary in effect on January 1, 2008. Since the share price of the Company’s common stock as of January 1, 2006 and January 1, 2007 is not determinable at this time, for purposes of the above table, the per share value of the Company’s common stock is based upon the closing sales price of the Company’s common stock of $28.00 as reported by the Pink Sheets LLC as of January 1, 2005. The number of shares of common stock to be received by each plan participant has been calculated by dividing each such participant’s base salary in effect on January 1, 2005 by $28.00. Fractional shares have been disregarded for purposes of calculating of the total number of shares to be awarded.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Incentive Plan and does not attempt to describe all possible federal or other tax consequences based on particular circumstances.

Upon the receipt of a stock award or cash payment under the Incentive Plan, a participant will generally recognize ordinary income in the year of receipt in an amount equal to the cash payment or the fair market value of the shares received. The Company should generally be entitled to a deduction equal to the amount of ordinary income recognized by the participant, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Vote Required

The affirmative vote of the holders of the majority of the combined voting power of the common stock voted at the Annual Meeting, whether in person or by proxy, is required to ratify and approve the adoption of the Incentive Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION AND APPROVAL OF THE INCENTIVE PLAN.

PROPOSAL 3

RATIFICATION AND APPROVAL

OF THE

ROTECH HEALTHCARE INC.

NONEMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

The Company is asking its stockholders to ratify and approve the adoption of the Rotech Healthcare Inc. Nonemployee Director Restricted Stock Plan (the “Restricted Stock Plan”). The following summary of the Restricted Stock Plan does not purport to be complete and is subject to and qualified in its entirety by the actual terms of the Restricted Stock Plan, which appears as Appendix F to this Proxy Statement.

General

Effective as of August 1, 2004, the Board of Directors approved and adopted the Restricted Stock Plan which is intended to help the Company attract and retain highly qualified individuals to serve as nonemployee directors, and to align further their interests with the long-term interests of the Company’s stockholders by paying a substantial portion of nonemployee director compensation in the form of restricted stock. The restricted stock must generally be held by the nonemployee director for one year while still a member of the board or the nonemployee director will forfeit the shares, except that the shares will vest upon a nonemployee director’s resignation more than six months after receipt of the award, as more fully described under “—Terms and Conditions of Awards.”

Available Shares

The maximum number of shares that may be issued under the Restricted Stock Plan is 200,000. If an award is forfeited, the shares subject to that award will not be considered to have been issued and will not count against the Restricted Stock Plan maximum. The number of available shares will be adjusted as necessary to reflect future stock splits or similar events.

Administration

The compensation committee of the Board of Directors administers the Restricted Stock Plan. The compensation committee will establish procedures and perform related ministerial duties in connection with the Restricted Stock Plan. Awards of restricted stock under the Restricted Stock Plan will be made by the use of individual restricted stock award agreements.

Eligibility

Awards are made only to directors who are not employed by the Company or its affiliates. Except for Mr. Carter, all of the Company’s nominees for election at the Annual Meeting are nonemployee directors who are eligible to participate in the Restricted Stock Plan.

Terms and Conditions of Awards

Provided that the holder remains a nonemployee director of the Company, the transfer restrictions applicable to the shares of restricted stock awarded under the Restricted Stock Plan will lapse upon the earlier of (i) the one year anniversary of the award of the shares and (ii) the date of the next stockholders meeting at which directors are elected occurring after the date of the award. Shares awarded to a director under the Restricted Stock Plan will be forfeited if the director (i) leaves the Board voluntarily within 6 months of receiving the award, (ii) is removed from the Board for “Cause” (as defined in the Restricted Stock Plan), (iii) is not renominated for Board membership for the succeeding year for “Cause” or (iv) is nominated for Board membership for the succeeding year but is not reelected by the Company’s stockholders. Should a director die or become “Totally and Permanently Disabled” (as defined in the Restricted Stock Plan), all of his or her restricted stock will thereupon become fully vested and the transfer restrictions applicable to his or her restricted stock will immediately be cancelled.

Should a “change of control” of the Company occur, the compensation committee has the discretion to either release any shares awarded under the Restricted Stock Plan then subject to transfer restrictions from those restrictions as of the date of the change of control, or to cancel all such shares and make a cash payment to the director within 30 days of the change of control equal to the aggregate fair market value of those shares.

“Change of Control” is defined in the individual restricted stock award agreements under the Restricted Stock Plan to mean the earliest of the following to occur:

(a) any “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) (other than the Company or any subsidiary or any trustee or other fiduciary holding securities under an employee benefit plan of the Company), becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(b) during any two (2)-year period, individuals who at the date on which the period commences constitute a majority of the Board (the “Incumbent Directors”) cease to constitute a majority thereof for any reason; provided, however, that a Board member who was not an Incumbent Director shall be deemed to be an Incumbent Director if such Board member was elected by, or on the recommendation of, at least two-thirds of the Incumbent Directors (either actually or by prior operation of this provision), other than any Board member who is so approved in connection with any actual or threatened contest for election to positions on the Board; or

(c) the stockholders of the Company approve a merger or consolidation (other than a transaction involving only the Company and one or more of its subsidiaries) of the Company with any other company other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no “person” (as defined in Sections 13(d) and 14(d) of the Exchange Act) acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(d) the stockholders of the Company approve an agreement or adopt a plan relating to the complete liquidation of the Company or approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Subject to the restriction on transfer and risk of forfeiture, a director will otherwise have the same rights as a regular shareholder with respect to restricted stock, including the right to vote the shares and receive dividends. Unless the shares are forfeited, shares underlying restricted stock awards will be delivered to the director free of restrictions upon their vesting.

Award Amounts

On or following August 1, 2004, each nonemployee director will receive (i) a restricted stock award of 8,000 shares of the Company’s common stock for his or her initial year as a nonemployee director (provided that such nonemployee director’s initial term commenced on or after August 1, 2004), (ii) a restricted stock award for 4,000 shares of common stock for each year during which he or she continues to serve as a nonemployee director and (iii) in the event that the Chairman of the Board of Directors is a nonemployee director, in lieu of any other restricted stock award to be granted under the Restricted Stock Plan, the Chairman will receive a restricted stock award for 12,000 shares of common stock for each year he or she serves in such capacity.

Termination and Amendment of the Plan

The Restricted Stock Plan does not have a specified term. Unless the Board terminates the Restricted Stock Plan, new awards may be made until the available shares are depleted. The Board of Directors in its discretion may terminate the Restricted Stock Plan at any time with respect to any shares for which restricted stock awards have not theretofore been granted. The Board will have the right to alter or amend the Restricted Stock Plan or any part thereof from time to time; provided, however, that no change in any restricted stock award theretofore granted may be made which would materially and adversely impair the rights of a holder without the consent of the holder and in certain cases an amendment to the Restricted Stock Plan may be conditioned on the approval of the Company’s stockholders if stockholder approval is necessary or appropriate.

New Plan Benefits

The table set forth below shows the awards that were made in 2004 under the Restricted Stock Plan to the Company’s nonemployee directors, as a group. Since only nonemployee directors are eligible to participate in the Restricted Stock Plan, executive officers and other employees of the Company are not shown in the table.

Rotech Healthcare Inc. Nonemployee Director Restricted Stock Plan

Plan Participant	Dollar Value ($)(1)	Number of Shares of Restricted Stock(2)
All current (2004) nonemployee directors, as a group (6 persons)	$652,800	32,000

(1)	The dollar value is based upon the closing sales price of the Company’s common stock of $20.40 on August 24, 2004 (the date the restricted stock awards were made in 2004) as reported by the Pink Sheets LLC.
(2)	Assuming the Company’s current nonemployee directors (excluding Messrs. Abbott and Sansone ) are re-elected and Ms. Hill is elected at the Annual Meeting, such directors will be awarded an aggregate of 32,000 additional shares of restricted stock as contemplated under the Restricted Stock Plan. Also, as contemplated under the Restricted Stock Plan, an additional 8,000 shares of restricted stock will be granted to the individual that is appointed by the Board to fill the vacancy on the Board of Directors that will exist immediately after the Annual Meeting as discussed above.

U.S. Federal Tax Consequences

Nonemployee directors will generally recognize as taxable income the fair market value of restricted stock on the date the restricted period ends. The Company is entitled to a corresponding tax deduction at the same time. Dividends paid during the restricted period are taxable compensation income to the nonemployee director and are deductible by the Company.

Vote Required

The affirmative vote of the holders of the majority of the combined voting power of the common stock voted at the Annual Meeting, whether in person or by proxy, is required to ratify and approve the adoption of the Restricted Stock Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE RATIFICATION AND APPROVAL OF THE RESTRICTED STOCK PLAN.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2005. The audit committee and the Board of Directors have determined that the selection of Deloitte should be submitted to the Company’s stockholders for ratification. A representative of Deloitte is expected to be present at the Annual Meeting and will have an opportunity to make a statement and to respond to appropriate questions.

Principal Accounting Fees and Services

Principal Accountant Fees

The aggregate fees paid for professional services rendered by Deloitte, the Company’s principal accountant, for the audit of the Company’s annual consolidated financial statements for the years ended December 31, 2004 and December 31, 2003 were $433,000 and $332,000, respectively.

The following table sets forth fees paid to the Company’s principal accountant, Deloitte, with respect to services provided for fiscal years 2004 and 2003 (dollars in thousands):

Fee Category	Fiscal Year 2004	% of Total	Fiscal Year 2003	% of Total
Audit Fees(1)	$433	73%	$332	83%
Audit-Related Fees(2)	48	8%	35	9%
Tax Fees(3)	39	6%	21	5%
All Other Fees(4)	76	13%	10	3%
Total Fees	596	100%	398	100%

(1)	Audit Fees are fees for professional services performed for the audit of the Company’s annual financial statements and review of quarterly financial statements included in the Company’s 10-Q filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.
(2)	Audit-Related Fees are fees for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s financial statements. This category consists primarily of employee benefit and compensation plan audits, and consulting on financial accounting/reporting standards.
(3)	Tax Fees are fees for professional services performed with respect to tax compliance, tax advice and tax planning. The Company paid Deloitte an aggregate amount of $39 for Tax Fees during the year ended December 31, 2004, $28 of which was for tax compliance and $11 of which was for tax consultation and planning. The Company paid Deloitte an aggregate amount of $21 for Tax Fees during the year ended December 31, 2003, $2 of which was for tax compliance and $19 of which was for tax consultation and planning.
(4)	All Other Fees are fees for other permissible work that does not meet the above category descriptions and consisted primarily of internal audit strategic assessment fees.

Independence

The audit committee has reviewed and discussed the fees paid to Deloitte during the last fiscal year for audit and non-audit services and believes that the provision of the non-audit services is compatible with the auditor’s independence.

Pre-approval Policy

The Company’s audit committee has policies and procedures that require the pre-approval by the audit committee of each service performed by the Company’s independent registered public accounting firm. During the course of the year, the audit committee will review, evaluate and approve proposed services, including the nature, type and scope of services contemplated and the related fees, to be rendered by the Company’s accountants. As applicable, the authority to grant pre-approvals may be delegated to one or more of the members of the audit committee. However, any decision made by these members must be presented to the full audit committee at a future audit committee meeting.

All of the fees and services provided as noted in the table above were authorized and approved by the audit committee in compliance with the pre-approval policies and procedures described herein.

Vote Required

The affirmative vote of the holders of the majority of the combined voting power of the common stock voted at the Annual Meeting, whether in person or by proxy, is required to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2005 fiscal year.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Stockholders who, in accordance with Rule 14a-8 under the Exchange Act, wish to present proposals for inclusion in the proxy materials to be distributed by the Company in connection with the Company’s 2006 annual meeting must submit their proposals to the Company’s Secretary at the principal executive offices of the Company no later than May 1, 2006. However, if the date of the 2006 annual meeting of stockholders is changed by more than 30 days from the date of this year’s Annual Meeting (September 27th) then the deadline for submission of stockholder proposals would be a reasonable time before the Company begins to print and mail its proxy materials for the 2006 annual meeting of stockholders. Upon determination by the Company that the date of the 2006 annual meeting will be advanced or delayed by more than 30 days from the date of this year’s Annual Meeting, the Company will disclose such change in the earliest possible Quarterly Report on Form 10-Q or other applicable Exchange Act report filed with the Securities and Exchange Commission.

Stockholder proposals that are not made under Rule 14a-8, including director nominations, must comply with the Company’s By-laws, under which, such proposals must be delivered to the Company’s Secretary at the principal executive offices of the Company no earlier than the close of business on June 29, 2006 and no later than the close of business on July 29, 2006 to be considered timely, provided, however, in the event that the date of the 2006 annual meeting is more than thirty (30) days before or more than sixty (60) days after September 27, 2006, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to the 2006 annual meeting and not later than the close of business on the later of the 60th day prior to the 2006 annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company.

ANNUAL REPORT

The Company’s Annual Report to Stockholders for 2004, containing audited financial statements for the three months ended March 31, 2002 and the nine months ended December 31, 2002 and the years ended December 31, 2003 and December 31, 2004 accompanies this Proxy Statement. Upon written request, the Company will send to stockholders of record, without charge, additional copies of its annual report on Form 10-K/A (including amendments thereto, if any) for the fiscal year ended December 31, 2004 (without exhibits), which the Company has filed with the Securities and Exchange Commission. The written request should be directed to the Secretary of the Company at the address of the Company set forth on the first page of this Proxy Statement.

By Order of the Board of Directors,

Philip L. Carter
President and Chief Executive Officer

Orlando, Florida

August 29, 2005

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

THEREFORE, STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT.

Appendix A

ROTECH HEALTHCARE INC.

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

I. PURPOSE

The primary function of the Audit Committee of Rotech Healthcare Inc. (the “Corporation”) is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: (a) the financial reports and other financial information provided by the Corporation to any governmental body or the public; (b) the Corporation’s systems of internal controls regarding finance, accounting and compliance with legal and regulatory requirements; (c) the independent auditors’ qualifications and independence; (d) the performance of the Corporation’s internal audit function and independent auditors; and (e) the Corporation’s auditing, accounting and financial reporting process generally. It is also the Audit Committee’s responsibility to prepare the Audit Committee report that Securities and Exchange Commission rules require to be included in the Corporation’s annual proxy statement. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation’s policies, procedures and practices at all levels. In discharging its responsibilities, the Audit Committee will:

•	Serve as an independent and objective party to monitor the Corporation’s financial reporting process and internal control system.

•	Review and appraise the audit efforts of the Corporation’s independent auditors and internal auditing department.

•	Provide an open avenue of communication among the independent auditors, financial and senior management, the internal auditing department, and the Board of Directors.

The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

Although the Audit Committee has the powers and responsibilities set forth in this Charter, the role of the Audit Committee is oversight. The members of the Audit Committee are not full-time employees of the Corporation and may or may not be accountants or auditors by profession or experts in the fields of accounting or auditing and, in any event, do not serve in such capacity. Consequently, it is not the duty of the Audit Committee to conduct audits or to determine that the Corporation’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

II. COMMITTEE MEMBERSHIP AND REMOVAL

The Audit Committee shall consist of three directors as determined by the Board, each of whom shall satisfy the independence, financial literacy and experience requirements established by the Securities and Exchange Commission, the relevant self regulatory organizations and any other regulatory requirements. Additionally, at least one member of the Audit Committee shall be a “financial expert” as such term is defined by the Securities and Exchange Commission.

The members of the Audit Committee shall be appointed by the Board. Candidates to fill subsequent vacancies in the Committee shall be recommended by the Nominating and Corporate Governance Committee and appointed by the Board. Members of the Audit Committee shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The entire Audit Committee or any individual Audit Committee member may be removed from office with or without cause by the affirmative vote of a majority of the Board. Any Audit Committee member may resign effective upon giving written notice to the Chairman of the Board (unless the notice specifies a later time for the effectiveness of such resignation).

Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies.

III. COMMITTEE STRUCTURE AND OPERATIONS

Unless a Chair is designated by a majority vote of the full Board, the members of the Audit Committee may designate one member of the Committee to serve as Committee Chair by a majority vote of the full Committee. The Chair of the Audit Committee will, among other things, preside at each meeting of the Audit Committee and, in consultation with the other members of the Audit Committee, shall set the frequency and length of each meeting and the agenda of items to be addressed at each upcoming meeting. The Audit Committee shall meet at least four times annually on a quarterly basis, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its Chair. As part of its job to foster open communication, the Audit Committee will meet periodically with management, the head of the internal audit function, the chief legal officer, the director of compliance, the Independent Review Organization (IRO) and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Audit Committee or at least its Chair should meet with the independent auditors and management quarterly to review the Corporation’s financial statements before they are announced publicly.

IV. RESPONSIBLITIES AND DUTIES

As the independent auditors are accountable to the Audit Committee, the Audit Committee shall have the sole authority and responsibility to retain, evaluate and, where appropriate, terminate the independent auditors (or to nominate the independent auditors for stockholder approval) and shall approve all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee shall consult with management but shall not delegate these responsibilities.

To fulfill its responsibilities and duties the Audit Committee shall:

General Review of Documents/Reports

1. Review and update this Charter periodically, at least annually, as conditions dictate.

2. Review the organization’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

Independent Auditors

3. Be directly responsible for the appointment, termination, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services or any related work for the Corporation.

4. Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all audit services to be provided by the independent auditors and (b) all permitted non-audit services to be provided by the independent auditors and, in connection therewith, to approve all fees and other terms of engagement.

5. Review and approve disclosures regarding non-audit services required to be included in Securities and Exchange Commission periodic reports filed under Section 13(a) of the Securities Exchange Act of 1934.

6. Ensure that the independent auditors submit to the Audit Committee on an annual basis a written statement consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit

Committees), discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors and satisfy itself as to the independent auditors’ independence and whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence. The Audit Committee is also responsible for taking, or recommending that the full board take, appropriate action to oversee the independence of the independent auditors.

7. Obtain and review a report, at a minimum, on an annual basis, from the independent auditors describing (a) the independent auditors’ internal quality control procedures and (b) any material issues raised by the most recent internal quality control review, or peer review, of the independent auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, with respect to one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

8. Confirm that there is proper audit partner rotation (i.e., the lead audit partner and the audit partner responsible for reviewing the audit has not performed audit services for the Corporation for more than each of the four previous fiscal years).

9. Review all reports that the federal securities laws or generally accepted auditing standards require the independent auditors to submit to the Audit Committee, including (i) the report of the independent auditors on critical accounting policies, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (iii) any material written communications between the independent auditors and management.

10. Evaluate the qualifications and performance of the independent auditor, including considering whether the auditor’s quality controls are adequate, taking into account the opinions of management and internal auditors. The Audit Committee shall present it conclusions with respect to the independent auditor to the Board. Review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the independent auditors.

11. Obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 regarding illegal acts has not been implicated.

Annual Financial Statements

12. Review and discuss with management, the internal audit group and the independent auditors the Corporation’s annual audited financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations”.

13. Discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, relating to the conduct of the audit.

14. Recommend to the Board, if appropriate, that the Corporation’s annual audited financial statements be included in the Corporation’s annual report on Form 10-K for filing with the Securities and Exchange Commission or otherwise disclosed to the Corporation’s stockholders and other stakeholders.

15. Prepare the report required by the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement, if applicable, and any other reports of the Audit Committee required by applicable securities laws or stock exchange listing requirements or rules.

Quarterly Financial Statements

16. Review with financial management and the independent auditors each quarterly report on Form 10-Q prior to its filing.

17. Review and discuss with management, the internal audit group and the independent auditors, the Corporation’s quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the independent auditors’ review of the quarterly financial statements, prior to submission to stockholders, any governmental body, any stock exchange or the public.

Financial Reporting Processes and Periodic Reviews

18. In consultation with the independent auditors, the internal auditors and management, review the integrity of the organization’s financial reporting processes, both internal and external.

19. Discuss with the independent auditors, without management being present, (a) their judgments about the quality and appropriateness of the Corporation’s accounting principles and policies and financial disclosure practices as applied in its financial reporting and (b) the completeness and accuracy of the Corporation’s financial statements.

20. Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles and practices as suggested by the independent auditors or management. Review with the independent auditors, management and the internal audit group, at appropriate intervals, the extent to which any changes or improvements in accounting or financial practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

21. Periodically review and discuss with management, the internal audit group, the independent auditors and the Corporation’s in-house and independent counsel, as appropriate, any legal, regulatory or compliance matters that could have a significant impact on the Corporation’s financial statements, including applicable changes in accounting standards or rules.

Discussions with Management

22. Review and discuss with management the Corporation’s earnings press releases, including the use of “pro forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. At least one member of the Audit Committee should review the Corporation’s earnings press releases before they are released to the public.

23. Review and discuss with management all material off balance sheet transactions, arrangements, obligations (including contingent obligations) and other relationships of the Corporation with unconsolidated entities or other persons that may have a material current or future effect on financial condition, changes in financial condition, results of operations, liquidity, capital resources, capital reserves or significant components of revenues or expenses.

24. Review and discuss with management the Corporation’s major risk exposures and the steps management has taken to monitor, control and manage such exposures, including the Corporation’s risk assessment and risk management guidelines and policies.

The Internal Audit Function and Internal Controls

25. Review the performance of the internal audit group annually and review, based upon the recommendation of the independent auditors and the chief internal auditor, the scope and plan of the work to be done by the internal audit group. Review any significant reports to management prepared by the internal audit group and management’s responses.

26. Review and approve the appointment and replacement of the Corporation’s chief internal auditor.

27. In consultation with the independent auditors and the internal audit group, review the adequacy of the Corporation’s internal control structure and procedures designed to ensure compliance with laws and regulations, and discuss the responsibilities, budget and staffing needs of the internal audit group. Review and discuss any special steps adopted in light of material internal control deficiencies and the adequacy of disclosures about changes in internal control over financial reporting.

28. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters and (b) the confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

29. Prior to filing the Form 10-K, review (a) the internal control report prepared by management, including management’s assessment of the effectiveness of the Corporation’s internal control structure and procedures for financial reporting and (b) the independent auditors’ attestation and report on the assessment made by management.

30. Review disclosures made to the Audit Committee by the Corporation’s CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

Process Improvement

31. Establish regular and separate systems of reporting to the Audit Committee by the chief legal officer, each member of management, the independent auditors and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

32. Following completion of the annual audit, review separately with each of management, the independent auditors and the internal audit group (a) any significant disagreements between management and the independent auditors or the internal audit group in connection with the preparation of the financial statements, (b) any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information and (c) management’s response to each of (a) and (b).

33. Review and approve all proposed related-party transactions.

34. Set clear hiring policies regarding the Corporation’s hiring of employees or former employees of the independent auditors who were engaged on the Corporation’s account.

35. Report regularly to the Board, after each Audit Committee meeting and review its own performance annually required under “Performance Evaluation” below.

36. Establish, review and update periodically the Corporation’s Code of Ethics for Directors, Senior Executive, Financial and Accounting Officers and the Policy Statement on Business Ethics and Conflicts of Interests (collectively, the “Codes of Ethics”) and ensure that management has established a system to enforce the Codes of Ethics. Discuss with management compliance matters related to the Codes of Ethics.

37. Perform any other activities consistent with this Charter, the Corporation’s By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V. DELEGATION TO SUBCOMMITTEE

The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of the audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting.

VI. PERFORMANCE EVALUATION

The Audit Committee shall produce and provide to the Board an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Audit Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other individual designated by the Audit Committee to make this report.

VII. RESOURCES AND AUTHORITY OF THE COMMITTEE

The Audit Committee shall have the authority to retain independent legal, accounting and other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

The Corporation shall provide appropriate funding, as determined by the Audit Committee, for the payment of (i) compensation to the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services or any related work for the Corporation, (ii) compensation to any independent legal, accounting and other consultants retained to advise the Audit Committee and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Last revised: March 31, 2005

Appendix B

ROTECH HEALTHCARE INC.

CHARTER OF THE COMPENSATION COMMITTEE

OF THE BOARD OF DIRECTORS

I. Purpose of Committee

The primary objective of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Rotech Healthcare Inc. (the “Company”) is to (a) discharge the Board’s responsibilities relating to compensation of the Company’s executives and (b) produce an annual report on executive compensation for inclusion in the Company’s proxy statement, when required, in accordance with the applicable rules and regulations of the SEC and any other regulatory requirements. For the purpose of this charter, compensation shall include:

•	annual base salary;

•	annual incentive opportunity;

•	stock option or other equity compensation plans;

•	long-term incentive opportunity;

•	deferred compensation plans;

•	the terms of employment agreements, severance arrangements, and change in control agreements, in each case as, when and if appropriate;

•	any special or supplemental benefits; and

•	any other payments that are deemed compensation under applicable SEC rules.

The Committee shall have overall responsibility with respect to the design, approval, and evaluation of the executive compensation plans, policies, and programs of the Company and its subsidiaries. The Committee shall be responsible for determining the Company’s policy with respect to the application of Section 162(m) of the Internal Revenue Code of 1986, as amended, and when compensation may be paid by the Company which is not deductible for Federal income tax purposes. The Committee shall also be responsible for ensuring that any compensation paid by the Company to executives is not considered an impermissible personal loan by Section 402 of the Sarbanes-Oxley Act.

The Committee should develop a compensation policy that creates a direct relationship between pay levels, corporate performance, the Company’s compliance with all applicable laws and regulations, the provision of quality services to the Company’s customers and returns to stockholders, and vigilantly monitor the results of such policy to assure that the compensation payable to the Company’s executives provides overall competitive pay levels, creates proper incentives to enhance shareholder value, rewards superior performance, and is justified by the returns available to stockholders.

The Committee shall have the authority to delegate responsibility for the day-to-day management of executive compensation to the officers of the Company.

II. Committee Membership and Removal

The Committee shall be composed of three or more Board members, each of whom shall satisfy the independence, financial literacy and experience requirements established by the Securities and Exchange Commission (“SEC”) and the relevant self-regulatory organizations. In addition, a person may serve on the Committee only if the Board determines that he or she (i) is a “Non-employee Director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, and (ii) satisfies the requirements for an “outside director” for purposes of Section 162(m) of the Internal Revenue Code.

The members of the Committee shall be appointed by the Board. Candidates to fill subsequent vacancies in the Committee shall be recommended by the Nominating and Corporate Governance Committee and appointed by the Board. The Board will look favorably upon those candidates with experience in matters relating to executive compensation. Members of the Committee shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The entire Committee or any individual Committee member may be removed from office with or without cause by the affirmative vote of a majority of the Board. Any Committee member may resign effective upon giving written notice to the Chairman of the Board (unless the notice specifies a later time for the effectiveness of such resignation).

III. Committee Structure and Operations

The Committee shall meet at least four (4) times a year, with further meetings to occur or actions to be taken by unanimous written consent when deemed necessary or desirable by the Committee or its chairperson. Unless a chairperson is designated by a majority vote of the full Board, the members of the Committee may designate one member of the Committee to serve as Committee chairperson by a majority vote of the full Committee. The chairperson shall determine the agenda (in consultation with the members of the Board and with management), the frequency and the length of meetings. In addition, any Board member shall be entitled to include additional subjects on the agenda for each Committee meeting, as applicable. Such chairperson shall establish such other rules as may from time to time be necessary and proper for the conduct of business of the Committee. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue.

In addition, at the first meeting of the Committee held following the each year’s annual meeting of stockholders, the chair, in consultation with the other members of the Committee, shall determine the list of items to be addressed by the Committee during the coming year. The chair will ensure that the aforementioned list is circulated to each member of the Committee as well as each of the other directors no later than five business days after the first meeting of the Committee held following the annual meeting of stockholders.

The Committee may invite members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly (not less than once per year) to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

IV. Committee Duties and Responsibilities

In carrying out its responsibilities, the Committee shall establish and maintain flexible policies and procedures, in order to best react to changing conditions and to ensure to the directors and stockholders that the design, approval, and evaluation of the executive compensation plans, policies, and programs of the Company are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the Compensation Committee shall:

•	Prepare the report required by the SEC to be included in the Company’s annual proxy statement, when required.

•	Make decisions for or recommendations to the Board with respect to the compensation of all directors, officers and other key executives.

•	Make recommendations to the Board regarding the Company’s compensation plans, including the Company’s incentive compensation plans and equity-based plans. The Committee shall have and shall exercise all the authority of the Board with respect to the administration of such plans.

•

Review and approve on an annual basis, corporate goals and objectives relevant to Chief Executive Officer (“CEO”) compensation, evaluate the CEO’s performance in light of whether the goals and objectives have been achieved and set the CEO’s compensation levels based on this evaluation. The Committee will also consider the Company’s performance, shareholder returns, the value of similar incentive awards to chief executive officers at comparable companies, awards given to the CEO in past years, the Company’s compliance with all applicable laws and regulations, the provision of quality services to the Company’s customers and any other factors the Committee deems relevant to determine the long-term incentive compensation of the CEO.

•	Review and approve, at least annually, for each and any executive officer and other key executives of the Company:

(i) the annual base salary level;

(ii) the annual incentive opportunity level;

(iii) the long-term incentive opportunity level;

(iv) employment agreements, severance arrangements and change in control provisions/agreements, in each case as, when, and if appropriate;

(v) any bonus; and

(vi) any special or supplemental benefits.

•	Review and reassess the adequacy of this charter annually and recommend to the Board any changes deemed appropriate by the Committee.

•	Review its own performance at least annually as required under “Performance Evaluation” below.

•	Report regularly to the Board at least four times per year.

•	Perform any other activities consistent with this Charter, the Company’s by-laws and governing law, as the Nominating and Corporate Governance Committee or the Board deems necessary or appropriate.

V. Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

VI. Performance Evaluation

The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other individual designated by the Committee to make this report.

VII. Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities. The Committee shall have the sole authority to retain or terminate compensation consultants to assist the Committee in the evaluation of director, CEO or senior executive compensation. The Committee shall also have the sole authority to determine the terms of engagement and the extent of funding necessary for payment of compensation to any consultant retained to advise the Committee.

Last revised: March 31, 2005

Appendix C

ROTECH HEALTHCARE INC.

CHARTER OF THE

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

OF THE BOARD OF DIRECTORS

I. Purposes of Committee

The purposes of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Rotech Healthcare Inc. (the “Company”) are to (i) identify and recommend individuals to the Board for nomination as members of the Board and its committees (including this Committee), (ii) develop and recommend to the Board, and review on an ongoing basis, a set of corporate governance principles applicable to the Company (the “Corporate Governance Guidelines”) and (iii) oversee the evaluation of the performance of the Board and management, including the Company’s Chief Executive Officer.

II. Committee Membership and Removal

The Committee shall consist solely of three or more independent members of the Board (“Independent Directors”), each of whom the Board has determined is “independent” under the rules of the New York Stock Exchange, Inc. (“NYSE”).

The members of the Committee shall be appointed by the Board. Candidates to fill subsequent vacancies in the Committee shall be recommended by the Committee as set forth below and appointed by the Board. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

The entire Committee or any individual Committee member may be removed from office with or without cause by the affirmative vote of a majority of the Board. Any Committee member may resign effective upon giving written notice to the Chairman of the Board (unless the notice specifies a later time for the effectiveness of such resignation).

III. Committee Structure and Operations

The Board shall designate one member of the Committee to serve as Committee chairperson by a majority vote of the full Board. The chairperson shall determine the agenda (in consultation with the members of the Board and with management), the frequency and the length of meetings. In addition, any Board member shall be entitled to include additional subjects on the agenda for each Committee meeting, as applicable. Such chairperson shall establish such other rules as may from time to time be necessary and proper for the conduct of business of the Committee. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Committee shall meet in person or telephonically at least twice a year at a time and place determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

The Committee may invite members of management and other persons to its meetings as it may deem desirable or appropriate. The Committee shall report regularly (not less than once per year) to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

IV. Committee Duties and Responsibilities

The duties and responsibilities of the Committee include the following:

1. To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size and/or composition of the Board or any committee thereof.

2. To identify individuals believed to be qualified to become Board members (including conducting the appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates), to recommend to the Board the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders, and in each case to provide to the Board the Committee’s assessment whether such individual would be considered independent. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy. In recommending candidates for Board membership, the Committee shall take into consideration the criteria set forth in the Corporate Governance Guidelines, which include judgment, character, high ethics and standards, integrity, skills, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. As necessary, the Committee will establish additional criteria for the selection of new directors to serve on the Board. The Corporate Governance Guidelines shall set forth the nomination process with respect to Board membership. The Committee will consider nominations submitted by stockholders so long as such nominations are made in accordance with the procedures set forth in the Company’s by-laws and the Corporate Governance Guidelines. The Committee will also consider candidates proposed by management and any member of the Board.

3. To develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director or member of senior management, as well as making the initial assessment as to whether a director is otherwise independent under the rules of the NYSE. The Committee will also recommend to the Board any modifications to these standards that the Committee deems desirable, and provide to the Board the Committee’s assessment of which directors should be deemed independent under any recommended modifications of the standards.

4. To review the structure of the Board’s committees and to recommend to the Board for its approval directors to serve as members of each committee, and where appropriate, make recommendations regarding the removal of any member of any committee. To identify, as needed, Board members qualified to fill vacancies on any committee of the Board (including this Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In recommending a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including, without limitation, the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members.

5. Establish procedures for the Committee to exercise oversight of the evaluation of management and the Board. The Committee shall report to the Board following the end of each fiscal year with an evaluation of the Board’s performance of its duties and responsibilities during the preceding fiscal year with the objective of improving the effectiveness of the Board. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

6. To annually conduct an evaluation of the performance of the Chief Executive Officer and, through its chairperson, to communicate this evaluation to the Chief Executive Officer and the chairperson of the Compensation Committee. The performance evaluation shall be conducted in such manner as the Committee deems appropriate.

7. Make recommendations to the Board with respect to potential successors to the Chief Executive Officer and, with the participation of the Chief Executive Officer, develop and recommend to the Board management succession and career development plans with respect to the Company’s senior management including, the President, Chief Operating Officer, Chief Financial Officer, Chief Legal Officer, Chief Information Officer and any other officer that the Board deems necessary or appropriate. The Committee should review and concur in the management succession plan at least once a year.

8. Develop and recommend to the Board a set of Corporate Governance Guidelines applicable to the Company, and to review the Corporate Governance Guidelines at least once a year.

9. Review a director’s continuation on the Board in the event that (i) a director’s principal occupation or business association changes substantially from the position he or she held when originally invited to join the Board, (ii) a director becomes involved in a current or potential conflict of interest or (iii) a director becomes unable to spend the time required to carry out his or her responsibilities as a director or becomes disabled and recommend to the Board whether, under the circumstances, such director should continue to serve on the Board.

10. Prepare and issue the evaluation required under “Performance Evaluation” below.

11. Review and reassess the adequacy of this charter annually and recommend to the Board any changes deemed appropriate by the Committee.

12. Any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

V. Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

VI. Performance Evaluation

The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee’s charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other individual designated by the Committee to make this report.

VII. Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. The Committee also shall have sole authority to retain and to terminate any search firm to be used to assist it in identifying candidates to serve as directors of the Company, including sole authority to approve fees payable to such search firm and other terms of retention.

Last revised: March 31, 2005

Appendix D

ROTECH HEALTHCARE INC.

CORPORATE GOVERNANCE GUIDELINES

I. Introduction

The Board of Directors (the “Board”) of Rotech Healthcare Inc. (the “Company”), acting on the recommendation of its Nominating and Corporate Governance Committee, has adopted these corporate governance principles (the “Guidelines”) to promote the effective functioning of the Board and its Committees (as defined below), to promote the interests of stockholders, and to ensure a common set of expectations as to how the Board, its various Committees, individual directors and management should perform their functions. The Guidelines, in conjunction with the Company’s Certificate of Incorporation, by-laws and Board Committee charters, form the framework for governance of the Company.

II. Board Mission and Objective

The Board is elected by the Company’s stockholders to provide oversight and strategic guidance to senior management. The Board’s primary objective is to represent the interests of the Company and its stockholders in maintaining and enhancing the success of the Company’s business, including optimizing long-term returns to increase stockholder value.

III. Board Composition and Size

The members of the Board should collectively possess a broad range of skills, expertise, industry and other knowledge, and business and other experience useful to the effective oversight of the Company’s business. A majority of the Board shall consist of directors who the Board has determined are “independent” (an “Independent Director”) under the rules of the New York Stock Exchange, Inc. (“NYSE”). The Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee, will assess its size from time to time.

IV. Policy Regarding Chairman and Chief Executive Officer

The Board shall select its chairman (the “Chairman”) and the Company’s Chief Executive Officer in any way it considers in the best interests of the Company. Therefore, the Board does not have a policy on whether the role of Chairman and Chief Executive Officer should be separate or combined and, if it is to be separate, whether the Chairman should be selected from the independent directors or should be an employee of the Company.

V. Selection of Directors

Nominations and Appointments. The Board as a whole will be responsible for nominating individuals for election to the Board by the stockholders and for filling vacancies on the Board that may occur between annual meetings of the stockholders. Subject to the right of the Board to decide otherwise when deemed appropriate, the Chief Executive Officer of the Company generally should be a director. The Board’s Nominating and Corporate Governance Committee shall be responsible for identifying and recommending to the Board qualified candidates for Board membership, based primarily on the following criteria:

•	judgment, character, high ethics and standards, integrity, expertise, skills and knowledge useful to the oversight of the Company’s business;

•	diversity of viewpoints, backgrounds, experiences and other demographics;

•	the relevance of the candidate’s experience to the business of the Company including, the candidate’s experience with businesses and other organizations of comparable size to the Company;

•	the ability to contribute to the evaluation of the existing management of the Company;

•	the candidate’s independence from conflict or direct economic relationship with the Company;

•	the ability of the candidate to attend Board and Committee meetings regularly and devote an appropriate amount of effort in preparation for those meetings and to otherwise function effectively as a director;

•	the ability and willingness to represent the stockholders’ short and long term economic interests;

•	the extent to which the candidate would be a desirable addition to the Board and any committees of the Board; and

•	the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other Board members will build a Board that is effective and responsive to the needs of the Company and its stockholders.

In addition to the foregoing standards, the incumbent directors will be evaluated for re-nomination based on the following criteria:

•	adequate preparation for Board and Committee meetings, including a thorough review of and familiarity with any materials supplied before each meeting;

•	participation in and contributions to Board and Committee discussions;

•	providing advice and counsel to management of the Company;

•	regular attendance at Board and Committee meetings; and

•	maintaining an independent familiarity with the external environments in which the Company operates especially in the director’s own particular fields of expertise.

In considering nominees for director, the Nominating and Corporate Governance Committee shall review the qualifications of available candidates that are brought to the attention of the Committee by directors and management or identified by the Committee through the use of search firms or otherwise, in each case consistent with criteria approved by the Board. The Nominating and Corporate Governance Committee shall also be responsible for initially assessing whether a candidate would be an Independent Director.

The Nominating and Corporate Governance Committee shall also give appropriate consideration to candidates for Board membership nominated by stockholders in accordance with the Company’s by-laws, and shall evaluate such candidates in the same manner as other candidates identified to the Committee. The Company will disclose any material changes to its procedures by which a stockholder may submit nominations in its annual report on Form 10-K or quarterly report on Form 10-Q for the period in which such changes occur.

Members of the Nominating and Corporate Governance Committee shall discuss and evaluate possible candidates in detail prior to recommending them to the Board. The Board, taking into consideration the recommendations of the Nominating and Corporate Governance Committee, shall be responsible for proposing a slate of nominees for election to the Board by the stockholders and, in the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy, with primary emphasis on the criteria set forth above. The Board, taking into consideration the assessment of the Nominating and Corporate Governance Committee, shall also make a determination as to whether a nominee or appointee would be an Independent Director.

Invitations. The invitation to join the Board should be extended by the Board, the Chairman or the chairperson of the Nominating and Corporate Governance Committee.

VI. Continuation as a Director

Change in Position. When a director has a substantial change in the principal occupation or business association from the position he or she held when originally invited to join the Board, becomes involved in a current or potential conflict of interest, becomes unable to spend the time required to carry out his or her responsibilities as a member of the Board or becomes disabled, the director must promptly inform the chairperson of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee shall review such director’s continuation on the Board, particularly in the case of an Independent Director to determine whether such director would still be considered independent. The Nominating and Corporate Governance Committee shall then recommend to the Board whether under the circumstances, such director should continue to serve on the Board. No member of the Board whose Board membership is being reviewed shall participate in the review process or vote on the matter.

No Term Limits. A director may be reelected to any number of one-year terms. The Board believes that much of the knowledge of the Company’s operations, management and businesses is cumulative, and so long as a director is deemed by the Board to meet the criteria for board service, there shall be no term limits with respect to the reelection of directors.

Retirement. As a general matter, a retiring Chief Executive Officer (or other Officer/Director) will resign from the Board at the time of his/her retirement from the Company.

VII. The Committees of the Board

The Board shall have at least three Committees: (1) the Audit Committee, (2) the Compensation Committee and (3) the Nominating and Corporate Governance Committee (collectively, the “Committees” and each a “Committee”). Each Committee shall have a written charter. Each Committee shall report regularly to the Board summarizing the Committee’s actions and any significant issues considered by the Committee.

Each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be composed of no fewer than three members. Each Committee member must satisfy the membership requirements set forth in the relevant Committee charter. A director may serve on more than one Committee.

VIII. Board and Committee Meetings

The Board shall have at least five meetings each year. Special meetings of the Board will be called at the request of the Chairman of the Board, the Chief Executive Officer or a majority of the Board then in office, who may also fix the time and place of the meetings. Notice of special meetings of the Board will be given or waived pursuant to the Company’s by-laws. The Board may participate in meetings by telephone conference or similar means. The Board may act by unanimous written consent in lieu of a meeting.

Each Committee shall have the number of meetings provided for in its charter, with further meetings to occur (or action to be taken by unanimous written consent) when deemed necessary or desirable by the Committee or its chairperson.

The agenda for each Board meeting and Committee meeting shall be established by the Chairman of the Board and Committee chairperson, respectively, in each case, in consultation with the members of the Board and with management. Any Board member shall be entitled to include additional subjects on the agenda for each Board and Committee meeting, as applicable. Although management will seek to provide appropriate materials in advance of Board and Committee meetings, this will not always be consistent with the timing of transactions and the operations of the business, and in certain cases it may not be possible to circulate materials in advance of the meeting.

At least annually, the Chairman of the Board shall issue to the other Board members a schedule of the foreseeable primary agenda subjects intended to be discussed by the Board, and each Committee’s chairperson shall issue to the other Committee members a schedule of the foreseeable primary agenda subjects intended to be discussed by the Committee.

Unless a Committee expressly determines otherwise, the agenda, materials and minutes for each Committee meeting shall be available to all directors, and all directors shall be free to attend any Committee meeting. In addition, all directors, whether or not members of the Committee, shall be free to make suggestions to a Committee chairperson for additions to the agenda of his or her Committee or to request that an item from a Committee agenda be considered by the Board.

IX. Executive Sessions

To ensure free and open discussion and communication among the non-management directors, these directors shall have regularly scheduled meetings in executive session at least twice a year with no members of management present. The Chairman of the Board (provided that he or she is a non-management director), or if not available, the chairperson of the Nominating and Corporate Governance Committee shall preside at the executive sessions, unless the non-management directors determine otherwise. These executive sessions shall also constitute meetings of the Nominating and Corporate Governance Committee, with any directors who are not members of such Committee attending by invitation.

The executive sessions shall serve as the forum for the annual evaluation of the performance of the Chief Executive Officer and other members of senior management, the annual review of the plan for management succession and the annual evaluation of the performance of the Board.

If the non-management directors of the Company include directors that are not Independent Directors, the Board shall at least once a year schedule an executive session including only Independent Directors.

X. Board Responsibilities

The business and affairs of the Company are managed by or under the direction of the Board in accordance with Delaware law. The Board’s responsibility is to provide direction and oversight. The Board oversees the performance of the Company’s business and management. The management of the Company is responsible for presenting strategic plans to the Board for review and approval and for implementing the Company’s strategic plan. In performing their duties, the principal responsibility of the directors is to exercise their business judgment in the best interests of the Company and its stockholders.

Certain specific corporate governance functions of the Board are set forth below:

1. Chief Executive Officer and Senior Management Evaluation. The Board, acting through the Nominating and Corporate Governance Committee, shall annually conduct an evaluation of the performance of the Chief Executive Officer. The chairperson of the Nominating and Corporate Governance Committee shall communicate such evaluation to the Chief Executive Officer and to the chairperson of the Compensation Committee. The Chief Executive Officer shall annually conduct an evaluation of the performance of the members of senior management and present such evaluations to the Board annually.

2. Management Succession. The Board, acting through the Nominating and Corporate Governance Committee, shall develop with the participation of the Chief Executive Officer a management succession plan, to ensure a continuity in senior management. The plan shall include an assessment of senior management experience, performance, skills and planned career paths.

3. Director Compensation. The Company’s by-laws give the Board the authority to fix the compensation of directors. The Compensation Committee shall periodically review the form and amounts of director compensation and make recommendations to the Board with respect thereto. The Board shall set the form and amounts of director compensation, taking into account the time devoted and contributions made by the directors, as well as director compensation levels at industry competitors and the recommendations of the Compensation Committee. Only non-management directors shall receive compensation for services as a director.

4. Reviewing and Approving Significant Transactions. Board approval of particular transactions may be appropriate because of several factors, including:

•	legal or regulatory requirements,

•	the materiality of the transaction of the Company’s financial performance, risk profile or business;

•	the terms of the transaction, or

•	other factors, such as the entering into of a new line of business or a variation from the Company’s strategic plan.

XI. Expectations for Directors

The Board has developed a number of specific expectations of directors to promote the discharge by the directors of their responsibilities and to promote the efficient conduct of the Board’s business. It is understood that the non-management directors are not full-time employees of the Company.

1. Committee and Attendance. All directors should make every effort to attend meetings of the Board and the Committees of which they are members. All directors should make every effort to attend the Company’s annual meeting. Attendance by telephone or video conference may be used to facilitate a director’s attendance.

2. Participation in Meetings. Each director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and the competition it faces, to ensure active and effective participation in the deliberations of the Board and of each Committee on which he or she serves. Upon request, management shall make appropriate personnel available to answer any questions a director may have about any aspect of the Company’s business. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its Committees and should arrive prepared to discuss the issues presented.

3. Loyalty and Ethics. In their roles as directors, all directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interest possessed by a director. The Company has also adopted a Code of Ethics which is applicable to Directors.

4. Other Directorships and Significant Activities. The Company values the experience directors bring from other boards on which they serve and other activities in which they participate, but recognizes that those boards and activities may also present demands on a director’s time and availability and may present conflicts or legal issues, including independence issues. Directors should advise the chairperson of the Nominating and Corporate Governance Committee and the Chief Executive Officer before accepting membership on other boards of directors or any audit committee or other significant committee assignment on any other board of directors, or establishing other significant relationships with businesses, institutions, governmental units or regulatory entities, particularly those that may result in significant time commitments or a change in the director’s relationship to the Company.

5. Contact with Management and Employees. All directors shall be free to contact the Chief Executive Officer at any time to discuss any aspect of the Company’s business. Directors shall also have access to other officers and employees of the Company. The Board expects that there will be frequent opportunities for directors to meet with the Chief Executive Officer and other members of management in Board and Committee meetings, or in other formal or informal settings.

Further, the Board encourages management to bring into Board meetings from time to time (or otherwise make available to Board members) individuals who can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas.

6. Speaking on Behalf of the Company. It is important that the Company speak to employees and outside constituencies with a single voice, and that management serve as the primary spokesperson. If a situation does arise in which it seems necessary for a non-management director to speak on behalf of the Company to one of these constituencies, the director should consult with the Chief Executive Officer.

7. Confidentiality. The proceedings and deliberations of the Board and its Committees shall be confidential. Each director shall maintain the confidentiality of information received in connection with his or her services as a director.

XII. Evaluating Board and Committee Performance

The Board, acting through the Nominating and Corporate Governance Committee, shall conduct an annual self-evaluation. Each Committee shall conduct an annual self-evaluation as provided for in its respective charter.

XIII. Evaluation of Corporate Governance Guidelines

The Board recognizes that these Guidelines must continue to evolve to meet the changing needs of the Company and its stockholders and changing requirements. The Board, with the assistance of its Nominating and Corporate Governance Committee, will periodically review these Guidelines to determine whether any changes are appropriate.

XIV. Orientation and Continuing Education

Management, working with the Board, shall provide an orientation process for new directors, including background material on the Company and its business. Such orientation process shall include presentations by senior management. As appropriate, management shall prepare additional educational sessions for directors on matters relevant to the Company and its business.

XV. Director Access to Outside Advisors and Reliance on Management and Outside Advice

The Board and each Committee have the power to hire independent legal, financial or other advisors as they may deem necessary, without consulting or obtaining the approval of any officer of the Company in advance. In performing its functions, the Board shall be entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other advisors. Except as otherwise provided in a charter of a Committee, the Board shall have the resources and authority appropriate to discharge its duties and responsibilities, as it deems appropriate.

XVI. Communications with Directors

Stockholders may send communications to the Board by mail to the Company’s Corporate Secretary at Rotech Healthcare Inc., 2600 Technology Drive, Suite 300, Orlando, Florida 32804. Any communications should be addressed to the attention of the Board as a whole or to specific Board members.

Stockholders desiring to limit or direct their communications to non-employee directors only should so indicate in the communication and direct the communication to the Chairperson of the Nominating and Corporate Governance Committee.

The Company’s general policy is to forward, and not to intentionally screen, any mail received at the Company’s corporate office that is addressed to the attention of the Board or to a specific Board member unless the Company believes the communication may pose a security risk.

Appendix E

ROTECH HEALTHCARE INC.

SENIOR MANAGEMENT INCENTIVE PLAN

(2005—2007)

Section 1. Establishment of Plan. Rotech Healthcare Inc., a Delaware corporation (the “Company”), hereby establishes this Rotech Healthcare Inc. Senior Management Incentive Plan (the “Plan”). The Plan shall become effective as of January 1, 2005 (the “Effective Date”).

Section 2. Purpose of Plan. The purpose of the Plan is to benefit the stockholders of the Company by providing a multi-year incentive and reward compensation program for a limited group of the Company’s key executive senior management employees whose contributions, services and decisions are expected to have a long-term impact on the success of the Company’s business operations.

Section 3. Administration.

3.1 The Committee. The Compensation Committee of the Company’s Board of Directors (the “Committee”) shall administer the Plan.

3.2 Meetings. The Committee shall meet at such times and places as it may determine. The Committee shall act by a vote of the majority of the members of the Committee then in office and the acts of such majority at any meeting or acts reduced to and approved in writing by a majority of the members of the Committee shall be the valid acts of the Committee.

3.3 Authority. Subject to the provisions of Section 8, the Committee shall have full and final power and authority, subject to the provisions of the Plan, to interpret the provisions of the Plan, to supervise the administration of the Plan, to promulgate rules and regulations and to take all actions in connection with or relating to the Plan as it deems necessary. Any determination or action of the Committee shall be final, conclusive and binding upon all employees participating in the Plan (each, a “Participant” and collectively, the “Participants”) and their respective heirs, executors and assigns.

Section 4. Eligibility. Those employees of the Company having the following titles shall be the Participants in the Plan—Chief Executive Officer, Chief Operating Officer, Chief Information Officer, Chief Financial Officer, Chief Sales Officer, Chief Legal Officer, Chief Purchasing Officer, Chief Contracts Officer, Chief Development Officer, Chief Clinical Officer, Chief Compliance Officer, Divisional Director of Operations, Divisional Director of Sales. The Participants as of the Effective Date are set forth in Exhibit A to the Plan. Further, any additional or substitute Participants selected to participate in the Plan at a later date shall be added to a revised Exhibit A.

Section 5. Plan Awards.

5.1 Definitions. The following terms shall have the following meanings for purposes of this Section 5:

(a) “Average Company EBITDA” shall mean the average Company EBITDA for the Company’s 2005, 2006 and 2007 fiscal years.

(b) “Average Company EBITDA Threshold” shall mean the Average Company EBITDA, expressed as a percentage, as determined by the Committee as of the Effective Date.

(c) “Change of Control” shall mean (x) a change in the ownership of the Company, (y) a change in the effective control of the Company, or (z) a change in the ownership of a substantial portion of the assets of the Company. For purposes of this Section 5.1(c):

(i) a “change in the ownership of the Company” shall occur on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of the Company that, together with stock held by such person or group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company; provided, however, that if any one person or more than one person acting as a group, shall be considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or persons shall not be considered to cause a change in the ownership of the Company (or to cause a change in the effective control of the Company for purposes of clause (ii) of this Section 5.1(c)). However, notwithstanding the foregoing, an increase in the percentage of stock of the Company owned by any one person, or persons acting as a group, as a result of a transaction in which the Company acquires its stock in exchange for property, shall be treated as an acquisition of stock of the Company for purposes hereof;

(ii) a “change in the effective control of the Company” shall occur on the date on which either:

(A) any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of the Company possessing thirty-five percent (35%) or more of the total voting power of the stock of the Company; or

(B) a majority of the members of the Company’s Board of Directors is replaced during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the members of the Company’s Board of Directors prior to the date of the appointment or election; and

(iii) a “change in the ownership of a substantial portion of the Company’s assets” shall occur on the date on which any one person, or more than one person acting as a group, acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or greater than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions. For purposes of this clause (iii) of this Section 5.1(d), “gross fair market value” shall mean the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding the foregoing, a transfer of assets by the Company shall not be treated as a change of ownership of such assets if the assets are transferred to (A) a shareholder of the Company (immediately before the asset transfer) in exchange for or with respect to its stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a person, or more than one person acting as a group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all of the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in clause (C) of this paragraph (iii).

For purposes of this Section 5.1(c), (x) persons shall not be considered to be acting as a group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering, and (y) persons shall be considered to be acting as a group if they are owners of stock of the Company at a time when the Company enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction, with the Company.

(d) “Combined Company Revenue” shall mean the aggregate Company Revenue for the Company’s 2005, 2006 and 2007 fiscal years.

(e) “Combined Company Revenue Threshold” shall mean Combined Company Revenue of greater than the specified dollar amount determined by the Committee as of the Effective Date.

(f) “Company EBITDA” shall mean the earnings of the Company from continuing operations before interest, income taxes, depreciation and amortization, as set forth in the Company’s periodic reports filed with the Securities and Exchange Commission for the Company’s applicable fiscal year, and specifically excluding compensatory stock options—related expenses and any and all other noncash accounting charges.

(g) “Company Revenue” shall mean the net revenue of the Company, as set forth in the Company’s quarterly and/or annual financial statements for the Company’s applicable fiscal year.

(h) “Government Reimbursement” shall mean payments received directly from any government entities for the provision of healthcare products and services including, but not limited to, Medicare, State Medicaid programs (including Medicare Managed Care Plans providing services to such programs), Veterans Administration and Tricare, for the Company’s applicable fiscal year.

(i) “Participation Date” shall mean, for any Participant whose first date of participation in the Plan follows the Effective Date, such first date of participation in the Plan.

5.2 Calculation of Plan Benefit. By no later than February 15, 2008, the Committee shall determine the Combined Company Revenue and the Average Company EBITDA. Except as otherwise provided in Section 6, no Award shall be made under the Plan unless the Combined Company Revenue exceeds the Combined Company Revenue Threshold. In calculating the Combined Company Revenue and the Average Company EBITDA, the Company Revenue and Company EBITDA amounts shall periodically be increased or decreased, as applicable, by the Company’s Chief Financial Officer (the “CFO”), to reflect changes in Government Reimbursement. Upon taking such action, the CFO shall promptly notify the Participants in writing of any such applicable revision.

5.3 Determination of Three-Year Awards. If the Combined Company Revenue Threshold is met, each Participant shall, subject to the next following sentence, receive an award under the Plan (“Award”) equal to that number of fully vested shares of the Company’s Common Stock, which shares shall not be subject to any restrictions imposed by the Company, shall have been registered by the Company utilizing Form S-8 for purposes of the Securities Act of 1933, and shall have an aggregate value equal to the Participant’s annualized rate of base salary from the Company as in effect on February 15, 2008. Notwithstanding anything to the contrary contained in this Section 5 but expressly subject to the provisions of Section 6, should the (a) Average Company EBITDA Threshold not be met, each Participant’s otherwise calculated Award shall be reduced by twenty percent (20%), and (b)(i) Average Company EBITDA be less than the specified percentage determined by the Committee as of the Effective Date, or (ii) Combined Company Revenue (irrespective of changes in Government Reimbursement) be less than the specified dollar amount determined by the Committee as of the Effective Date, no Award shall be made under the Plan. In calculating the value of a share of the Company’s Common Stock for this purpose, one-third of each Award shall be respectively based on the value of a share of the Company’s Common Stock on each of January 1, 2005, 2006 and 2007, utilizing the Participant’s base salary in effect on January 1, 2008. The Committee shall determine the amount of each Participant’s Award pursuant to Section 5.2 and this Section 5.3, and shall proportionately prorate the Award of any Participant who was not participating in the Plan on the Effective Date, on the basis of such Participant’s Participation Date.

5.4 Change of Control Payment. Notwithstanding anything to the contrary contained in the Plan, upon the occurrence of a Change of Control on or prior to February 1, 2008, no Awards shall be made under the Plan, and each Participant who, subject to the exceptions contained in Section 6.2, is in the employ of the Company on any date which is within the ninety (90) day period ending on the date on which a Change of Control occurs (“Change of Control Date”), shall instead receive, concurrent with the closing of the transaction constituting the Change of Control, a lump sum cash payment equal to the amount of such Participant’s then base salary from the Company for the period commencing on the later of the Effective Date or the Participant’s Participation Date, and ending on the Change of Control Date, but calculated for such entire period on the basis of such Participant’s annualized rate of base salary from the Company as in effect immediately prior to the Change of Control Date (a “Change of Control Payment”).

Section 6. Payments.

6.1 Continued Employment Requirement. No Participant shall receive an Award or a Change of Control Payment under the Plan unless he or she is in the employ of the Company, and has one of the titles set forth in Section 4, in each case as of the earlier of February 15, 2008, or any date which is within the ninety (90)

day period ending on the Change of Control Date; provided, however, that such period shall be increased to the extent necessary for the Company to obtain all required regulatory approvals in connection with a contemplated Change of Control.

6.2 Effect of Termination.

6.2.1 Death or Disability. If a Participant dies or becomes “disabled” (i.e., becomes entitled to receive benefits under the Company’s long-term disability plan) (“Disabled”) prior to the earlier of a Change of Control Date or February 15, 2008, such Participant or his or her Beneficiary or estate, as the case may be, shall receive a lump sum cash payment equal to the amount of such Participant’s base salary from the Company for the period commencing on the later of the Effective Date or the Participant’s Participation Date, and ending on the date of the Participant’s death or the date on which the Participant becomes Disabled, as applicable. For purposes of calculating such payment, the Participant’s base salary in effect immediately prior to his or her death or becoming Disabled shall be utilized.

6.2.2 Termination for Cause. In the event the Company terminates a Participant’s employment with the Company for “Cause” prior to the earlier of a Change of Control Date or February 15, 2008, such Participant shall forfeit all of his or her entitlements under the Plan to any then unpaid Award or Change of Control Payment. For purposes of this Section 6.2.2, the term “Cause” shall mean (a) for a Participant who is a party to an employment agreement with the Company, which agreement provides for a definition of “Cause” therein, “Cause” shall have the same meaning as provided for in such employment agreement, or (b) for a Participant who is not a party to such an employment agreement with the Company, “Cause” shall mean the earliest to occur of any of the following:

(i) a Participant’s gross neglect of or willful failure to perform his or her material duties with the Company, which neglect or failure shall continue for a period of two (2) days after receipt by the Participant of written notice from the Company directing such Participant to perform his or her material duties;

(ii) a Participant’s willful engaging in conduct which is materially injurious to the Company or any subsidiary, which injury shall not have been remedied within two (2) days after receipt by the Participant of written notice from the Company of the injury caused by such conduct;

(iii) a Participant’s theft or misappropriation of funds of the Company or any subsidiary;

(iv) a Participant’s conviction of, or plea of nolo contendere to, a felony or a misdemeanor involving moral turpitude; or

(v) a Participant’s causing the Company to violate a local, state or federal law where such violation is materially injurious to the Company.

6.2.3 Resignation without Good Reason. In the event of a Participant’s resignation of his or her employment with the Company without “Good Reason” (as defined in Section 6.2.4), in either case prior to the earlier of a Change of Control Date or February 15, 2008, the Participant shall forfeit all of his or her entitlements under the Plan to any then unpaid Award or Change of Control Payment.

6.2.4 Termination without Cause, “No Fault” Termination or Resignation with Good Reason. Notwithstanding anything to the contrary contained in Section 6.1, any Participant who is a party to an employment-related agreement with the Company, which agreement provides for severance benefits to be payable upon termination of the Participant’s employment with the Company (i) by the Company without Cause, (ii) pursuant to a “No Fault” termination by the Company or (iii) pursuant to the Participant’s resignation for “Good Reason,” and whose employment with the Company is terminated by the Company without Cause, pursuant to a “No Fault” termination by the Company or who resigns his or her employment with the Company for Good Reason, in any such case prior to the earlier of a Change of Control Date or February 15, 2008, such Participant shall receive a lump sum cash payment equal to the amount of the Participant’s base salary from the Company for the period commencing on the later of the Effective Date or the Participant’s Participation Date, and ending on the date of the Participant’s termination of employment. For purposes of calculating such payment, the Participant’s base salary in effect immediately prior to his or her termination date shall be utilized. For purposes of this Section 6.2.4, (x) a Participant shall have the right to resign for “Good Reason” solely where the circumstances of the Participant’s resignation shall meet the standards under the definition of “Good Reason” contained in the Participant’s employment-related agreement, or (y) a Participant shall be deemed to have been terminated by the Company pursuant to a “No Fault” termination solely where the circumstances of the Participant’s termination by the Company shall meet the standards for a “No Fault” termination under the Participant’s employment agreement. A participant who is not a party to such an employment-related agreement referred to above in this Section 6.2.4 shall receive no benefit hereunder upon such Participant’s termination by the Company without Cause, “No Fault Termination” or resignation for Good Reason.

6.3 Form and Timing of Payments. All Awards, except for Change of Control Payments and payments made pursuant to Sections 6.2.1 or 6.2.4, if any, shall be paid in the form of fully unencumbered vested shares of the Company’s Common Stock, which shares shall not be subject to any restrictions imposed by the Company and shall have been registered by the Company utilizing Form S-8 for purposes of the Securities Act of 1933. Subject to the requirements of this Section 6, including but not limited to the requirements of Section 6.5, (a) shares to be issued on account of Awards payable pursuant to Section 5.3 shall be issued within the earliest of (i) ten (10) days of the date on which the amounts of such Awards are determined, or (ii) ten (10) days of the date of the Participant’s termination of employment with the Company, or (iii) February 29, 2008, and (b) Change of Control Payments payable pursuant to Section 5.4 and payments made pursuant to Sections 6.2.1 or 6.2.4 shall be paid in a lump sum cash payment. Change of Control Payments shall be made concurrent with the closing of the transaction constituting the Change of Control, and payments made pursuant to Sections 6.2.1 or 6.2.4 shall be paid within ten (10) days of the date of the Participant’s death, becoming Disabled or other termination of employment with the Company, as applicable.

6.4 Withholding and Other Tax Matters. The Company shall include all Awards, or Change of Control Payments, as applicable, in determining each Participant’s compensation for services rendered and shall reflect the value of the Award or Change of Control Payment, as applicable, on such Participant’s W-2 form. The Company shall withhold all taxes from Awards or Change of Control Payments made under the Plan as required by applicable federal, state and local income tax laws.

6.5 Delay of Awards/Payments to Participants who are Key Employees. Notwithstanding anything in the Plan to the contrary, the distribution of stock or payment of cash under the Plan to a Participant who is a “key employee” (within the meaning of Section 416(i)(1) of the Internal Revenue Code of 1986, as amended) shall be deferred for a period of six (6) months and one (1) day.

Section 7. Beneficiaries. Designation of beneficiaries to receive an Award or Change of Control Payment under the Plan subsequent to the death of a Participant shall be made in writing and filed with the Committee in the form attached hereto as Exhibit B or in such other form and manner as the Committee may from time to time prescribe. Beneficiary designations may be changed by a Participant in the same manner at any time prior to death, and may thereafter be designated or changed by a surviving beneficiary eligible to receive an Award or Change of Control Payment hereunder unless a successor beneficiary to such surviving beneficiary has been designated by the Participant or prior beneficiary. If a Participant or beneficiary eligible to receive an Award or Change of Control Payment under the Plan dies without a surviving beneficiary having been designated, or with his or her estate or a trust designated as beneficiary, such Participant’s or beneficiary’s Award or Change of Control Payment, as applicable, shall be distributed to the legal representative of his or her estate, or to the trustees of any such trust, within ten (10) days of the date of his or her death.

Section 8. Amendment and Termination of Plan. The Committee, in its sole discretion, at any time, may adopt such written amendments to or modifications of the Plan as it may deem advisable; provided, however, that no such amendment or modification shall deprive any Participant of any right or benefit to which he had previously become entitled under the Plan. The Company, in its sole discretion, may terminate the Plan as of the end of any fiscal year of the Company after December 31, 2008; provided, however, that such termination shall not deprive any Participant of any right or unpaid Award or Change of Control Payment to which he or she had previously become entitled under the Plan.

Section 9. No Employment Rights Created. Nothing herein is intended or shall be interpreted to give any Participant the right to be employed, reemployed or continue to be employed by the Company.

Section 10. No Trust Created. Neither the provisions of the Plan nor any action taken by the Company or the Committee pursuant to the provisions of the Plan shall be deemed to create any trust, express or implied, or any fiduciary relationship between and among the Company, the Committee, any member of the Committee or any Participant.

Section 11. Non-Alienation of Benefits. No right, Award or Change of Control Payment under the Plan shall be subject to anticipation, transfer, sale, assignment, pledge, encumbrance, charge, levy, attachment or execution of a judgment of any kind. No right, Award or Change of Control Payment under the Plan shall in any manner be liable for or subject to the debts, contract liabilities or torts of any Participant.

Section 12. Applicable State Law. All questions pertaining to the Plan shall be determined under the laws of the State of New York.

Section 13. Effect of Employment Agreement. Notwithstanding the provisions of any employment agreement between the Company and a Participant that provide that the severance benefits payable by the Company to a Participant thereunder shall be the sole severance benefits payable by the Company thereto, the Company hereby acknowledges and agrees that any applicable benefit, award or payment payable to a Participant hereunder shall be made pursuant to the terms hereof, regardless of any such provisions in such Participant’s employment agreement with the Company.

Appendix F

ROTECH HEALTHCARE INC.

NONEMPLOYEE DIRECTOR RESTRICTED STOCK PLAN

ARTICLE I

PURPOSE

The purpose of this Rotech Healthcare Inc. Nonemployee Director Restricted Stock Plan (the “Plan”) is to benefit the stockholders of Rotech Healthcare Inc., a Delaware corporation (the “Company”), by assisting the Company to attract, retain and provide incentives to nonemployee directors of the Company and its Affiliates, and to align the interests of such nonemployee directors with those of the Company’s stockholders.

ARTICLE II

DEFINITIONS

The following definitions shall be applicable throughout the Plan unless the context otherwise requires:

“Affiliate” shall mean any person or entity which, at the time of reference, directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Company.

“Board” shall mean the Board of Directors of the Company.

“Code” shall mean the Internal Revenue Code of 1986, as amended. References in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to any section and any regulation under such section.

“Committee” shall mean the Compensation Committee of the Board.

“Common Stock” shall mean the Company’s common stock, par value $0.0001 per share, of the Company.

“Company” shall mean Rotech Healthcare Inc., a Delaware corporation, and any successor thereto.

“Director” shall mean a member of the Board or a member of the Board of Directors of an Affiliate.

“Effective Date” shall mean August 1, 2004.

“Employee” shall mean any person employed by the Company or an Affiliate.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” per share of Company Stock (“Share”) as of a particular date shall mean, unless otherwise determined by the Committee:

(i) the closing sales price per Share on a national securities exchange for the business day preceding the exercise date on which there was a sale of Shares on such exchange;

(ii) if clause (i) does not apply and the Shares are then quoted on the National Association of Securities Dealers Automated Quotation system (known as “NASDAQ”), the closing price per Share as reported on such system for the business day preceding the exercise date on which a sale was reported;

(iii) if clause (i) or (ii) does not apply and the Shares are then traded on an over-the-counter market, the closing price for the Shares in such over-the-counter market for the business day preceding the exercise date; or

(iv) if the Shares are not then listed on a national securities exchange or traded in an over-the-counter market, such value as the Board in its sole discretion may reasonably determine.

“Family Member” shall mean any child, stepchild, grandchild, parent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant of the Holder), a trust in which such persons have more than fifty percent (50%) of the beneficial interest, a foundation in which such persons (or the Holder) control the management of assets, and any other entity in which such persons (or the Holder) own more than fifty percent (50%) of the voting interests.

“Holder” shall mean a Nonemployee Director who has been granted a Restricted Stock Award or any such Nonemployee Director’s beneficiary, estate or representative, to the extent applicable.

“Nonemployee Director” shall mean a Director who is not an Employee.

“Plan” shall mean this Rotech Healthcare Inc. Nonemployee Director Restricted Stock Plan, as amended from time to time, together with each of the Restricted Stock Award Agreements utilized hereunder.

“Restricted Stock Award” shall mean an award granted under the Plan of shares of Common Stock, the transferability of which by the Holder shall be subject to Transfer Restrictions.

“Restricted Stock Award Agreement” shall mean a written agreement between the Company and a Holder with respect to a Restricted Stock Award.

“Restriction Period” shall mean the period of time for which shares of Common Stock subject to a Restricted Stock Award shall be subject to Transfer Restrictions, as set forth in the applicable Restricted Stock Award Agreement.

“Rule 16b-3” shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, as such may be amended from time to time, and any successor rule, regulation or statute fulfilling the same or a substantially similar function.

“Totally and Permanently Disabled” shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all as described in Section 22(e)(3) of the Code and determined in the sole discretion of the Committee.

“Transfer Restrictions” shall mean restrictions on the transferability of shares of Common Stock awarded to a Nonemployee Director under the Plan pursuant to a Restricted Stock Award Agreement.

ARTICLE III

EFFECTIVE DATE OF PLAN

The Plan shall be effective as of the Effective Date.

ARTICLE IV

ADMINISTRATION

Section 4.1 Committee. The Plan shall be administered by the Committee. If a member of the Committee shall be eligible to receive a Restricted Stock Award under the Plan, such Committee member shall have no authority hereunder with respect to his or her own Restricted Stock Award.

Section 4.2 Powers. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective Restricted Stock Award Agreements executed hereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the intent of the Plan, and to make all determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any Restricted Stock Award Agreement in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be conclusive.

Section 4.3 Committee Action. In the absence of specific rules to the contrary, action by the Committee shall require the consent of a majority of the members of the Committee, expressed either orally at a meeting of the Committee or in writing in the absence of a meeting.

ARTICLE V

STOCK SUBJECT TO PLAN AND LIMITATIONS THEREON

Section 5.1 Stock Grant and Award Limits. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed two hundred thousand (200,000) shares. Shares shall be deemed to have been issued under the Plan solely to the extent actually issued and delivered pursuant to a Restricted Stock Award. To the extent that a Restricted Stock Award lapses or the rights of its Holder terminate, any shares of Common Stock subject to such Restricted Stock Award shall again be available for the grant of a new Restricted Stock Award.

Section 5.2 Stock Offered. The stock to be offered pursuant to the grant of a Restricted Stock Award may be authorized but unissued Common Stock, Common Stock purchased on the open market or Common Stock previously issued and outstanding and reacquired by the Company.

ARTICLE VI

RESTRICTED STOCK AWARDS; TERMINATION OF

NONEMPLOYEE DIRECTOR STATUS

Section 6.1 Awards Formula. On or following the Effective Date, each Nonemployee Director shall receive (i) a Restricted Stock Award for 8,000 shares of Common Stock for his or her initial year as a Nonemployee Director, provided that such directorship commences on or after the Effective Date, (ii) a Restricted Stock Award for 4,000 shares of Common Stock for each year commencing on or after the Effective Date during which he or she continues to serve as a Nonemployee Director and (iii) in the event that the Chairman of the Board is also a Nonemployee Director, in lieu of any other Restricted Stock Award to be granted hereunder, such director shall receive a Restricted Stock Award for 12,000 shares of Common Stock for each year he or she serves in such capacity. In an individual’s initial year as a Nonemployee Director, it is intended that he or she shall only receive the Restricted Stock Award referred to in clause (i) above and not both of the Restricted Stock Awards referred to in clauses (i) and (ii) above.

Section 6.2 Termination of Nonemployee Director’s Board Membership. If a Holder’s membership on the Board is terminated pursuant to his or her (i) removal by the Board for “Cause” (as defined in Section 6.3), (ii) not being renominated for Board membership for the next succeeding year for “Cause,” (iii) being nominated for Board membership for the next succeeding year but not being reelected for Board membership for such year by the Company’s stockholders, or (iv) resignation from the Board within twelve (12) months of his or her receipt of the applicable Restricted Stock Award, in any such case, prior to the actual or deemed satisfaction and/or lapse of the Transfer Restrictions applicable to such Restricted Stock Award, then such Restricted Stock shall immediately be canceled, and the Holder (and such Holder’s estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Stock. In addition, should a Holder die or become Totally and Permanently Disabled, all of his or her Restricted Stock shall thereupon become fully vested and the Transfer Restrictions applicable to his or her Restricted Stock Award shall immediately be cancelled.

Section 6.3 “Cause” Definition. For purposes of the Plan, a Nonemployee Director’s membership on the Board may be terminated for “Cause,” as determined by a vote of the majority of the other members of the Board, for his or her (i) act or acts of willful misconduct or misrepresentation, fraud or willful dishonesty involving the Company, (ii) material, willful and knowing violation or violations of the Nonemployee Director’s fiduciary duty to the Company; or (iii) conviction of, or pleading nolo contendere or guilty to a felony; provided, however, in the case of clauses (i) and (ii) only, solely after the Nonemployee Director has been granted, if requested thereby, a hearing by the Board, in which he or she may be represented by legal counsel, and, if acceptable to the majority of the remaining Board, a reasonable cure opportunity.

Section 6.4 Special Termination Rule. Except to the extent inconsistent with the terms of the applicable Restricted Stock Award Agreement, and notwithstanding anything to the contrary contained in this Article VI, if a Holder’s status as a Nonemployee Director shall terminate other than for “Cause”, if, within ninety (90) days of such termination, such Holder shall become an Employee, or such Holder’s rights with respect to any Restricted Stock Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been an Employee for the entire period during which such Restricted Stock Award or portion thereof had been outstanding. Should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her employment or Nonemployee Director status had terminated until such time as his or her Employee status shall terminate, in which case his or her Restricted Stock Award, as it may have been reduced in connection with the Holder’s becoming an Employee, shall be treated pursuant to the provisions of Section 6.2. Should a Holder’s status as an Employee terminate, if, within ninety (90) days of such termination, such Holder shall again become a Nonemployee Director, such Holder’s rights with respect to any Restricted Stock Award or portion thereof granted thereto prior to the date of such termination may be preserved, if and to the extent determined by the Committee in its sole discretion, as if such Holder had been a Nonemployee Director, as applicable, for the entire period during which such Restricted Stock Award or portion thereof had been outstanding, and, should the Committee effect such determination with respect to such Holder, for all purposes of the Plan, such Holder shall not be treated as if his or her Employee status had terminated until such time as his or her Nonemployee Director status, as applicable, shall terminate, in which case his or her Restricted Stock Award shall be treated pursuant to the provisions of Section 6.2.

ARTICLE VII

AWARDS

Section 7.1 Restriction Period. All Restricted Stock Awards shall be subject to a Restriction Period pursuant to which the Transfer Restrictions shall lapse, provided that the Holder shall continue to be a Nonemployee Director, upon the earlier of (a) the one-year anniversary of the date on which the applicable Restricted Stock Award was made, or (b) the date of the next meeting of the stockholders of the Company at which directors are elected, following the date on which the applicable Restricted Stock Award was made. Notwithstanding the foregoing, if a Holder resigns from the Board more than six (6) months after his or her receipt of a Restricted Stock Award, then the Transfer Restrictions shall lapse with respect to all of the shares of Common Stock subject to such Restricted Stock Award.

Section 7.2 Other Terms and Conditions. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award. If provided for under the Restricted Stock Award Agreement, the Holder shall have the right to vote Common Stock subject thereto and to enjoy all other shareholder rights, except that (i) the Holder shall not be entitled to delivery of the stock certificate until the Restriction Period shall have expired, (ii) the Company shall retain custody of the stock certificate during the Restriction Period, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Common Stock during the Restriction Period, (iv) the Holder shall be entitled to receive dividends on the Common Stock during the Restriction Period and (v) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award Agreement shall cause a forfeiture of the Restricted Stock Award.

Section 7.3 Payment for Restricted Stock. The Committee shall determine the amount and form of any payment for Common Stock received pursuant to a Restricted Stock Award, provided that in the absence of such a determination, a Holder shall not be required to make any payment for Common Stock received pursuant to a Restricted Stock Award, except to the extent otherwise required by law.

Section 7.4 Restricted Stock Award Agreements. At the time any Restricted Stock Award is made under this Article VII, the Company and the Holder shall enter into a Restricted Stock Award Agreement setting forth each of the matters contemplated hereby and such other matters as the Committee may determine to be appropriate.

ARTICLE VIII

RECAPITALIZATION OR REORGANIZATION

Section 8.1 Adjustments to Common Stock. The shares with respect to which Restricted Stock Awards may be granted under the Plan are shares of Common Stock as presently constituted; provided, however, that if, and whenever, prior to the expiration or distribution to the Holder of a Restricted Stock Award theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Restricted Stock Award may thereafter be exercised or satisfied, as applicable, (i) in the event of an increase in the number of outstanding shares, shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares, shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

Section 8.2 Recapitalization. If the Company recapitalizes or otherwise changes its capital structure, thereafter upon any exercise or satisfaction, as applicable, of a previously granted Restricted Stock Award, the Holder shall be entitled to receive (or entitled to purchase, if applicable) under such Restricted Stock Award, in lieu of the number of shares of Common Stock then covered by such Restricted Stock Award, the number and class of shares of stock and securities to which the Holder would have been entitled pursuant to the terms of the recapitalization if, immediately prior to such recapitalization, the Holder had been the holder of record of the number of shares of Common Stock then covered by such Restricted Stock Award.

Section 8.3 Other Events. In the event of changes to the outstanding Common Stock by reason of recapitalization, reorganization, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any Restricted Stock Award and not otherwise provided for under this Article VIII, any outstanding Restricted Stock Awards and any Restricted Stock Award Agreements evidencing such Restricted Stock Awards shall be subject to adjustment by the Committee in its discretion as to the number and price of shares of Common Stock or other consideration subject to such Restricted Stock Awards. In the event of any such change to the outstanding Common Stock, the aggregate number of shares available under the Plan may be appropriately adjusted by the Committee, the determination of which shall be conclusive.

Section 8.4 Powers Not Affected. The existence of the Plan and the Restricted Stock Awards granted hereunder shall not affect in any way the right or power of the Board or of the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change of the Company’s capital structure or business, any merger or consolidation of the Company, any issue of debt or equity securities ahead of or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

Section 8.5 No Adjustment for Certain Restricted Stock Awards. Except as hereinabove expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect previously granted Restricted Stock Awards, and no adjustment by reason thereof shall be made with respect to the number of shares of Common Stock subject to Restricted Stock Awards theretofore granted or the purchase price per share, if applicable.

ARTICLE IX

AMENDMENT AND TERMINATION OF PLAN

The Board in its discretion may terminate the Plan at any time with respect to any shares for which Restricted Stock Awards have not theretofore been granted. The Board shall have the right to alter or amend the Plan or any part hereof from time to time; provided, however, that no change in any Restricted Stock Award theretofore granted may be made which would materially and adversely impair the rights of a Holder without the consent of the Holder.

ARTICLE X

MISCELLANEOUS

Section 10.1 No Right to Restricted Stock Award. Neither the adoption of the Plan by the Company nor any action of the Board or the Committee shall be deemed to give a Nonemployee Director any right to a Restricted Stock Award except as may be evidenced by a Restricted Stock Award Agreement duly executed on behalf of the Company, and then solely to the extent and on the terms and conditions expressly set forth therein.

Section 10.2 No Rights Conferred. Nothing contained in the Plan shall (i) confer upon any Nonemployee Director any right with respect to continuation of such Nonemployee Director’s membership on the Board, or (ii) interfere in any way with the right of the Board to terminate a Nonemployee Director’s Board membership at any time.

Section 10.3 Other Laws. The Company shall not be obligated to issue any Common Stock pursuant to any Restricted Stock Award granted under the Plan at any time when the shares covered by such Restricted Stock Award have not been registered under the Securities Act of 1933 and under such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel of the Company, if there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid.

Section 10.4 No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent the Company or any Affiliate from taking any corporate action which is deemed by the Company or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Restricted Stock Award made under the Plan. No Nonemployee Director’s beneficiary or other person shall have any claim against the Company or any Affiliate as a result of any such action.

Section 10.5 Restrictions on Transfer. No Restricted Stock Award under the Plan or any Restricted Stock Award Agreement and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged or otherwise hypothecated or disposed of by a Holder except (i) by will or by the laws of descent and distribution, or (ii) by gift to any Family Member of the Holder.

Section 10.6 Beneficiary Designations. Each Holder may, from time to time, name a beneficiary or beneficiaries (who may be contingent or successive beneficiaries) for purposes of receiving any amount which is payable in connection with a Restricted Stock Award under the Plan upon or subsequent to the Holder’s death. Each such beneficiary designation shall serve to revoke all prior beneficiary designations, be in a form prescribed by the Company and be effective solely when filed by the Holder in writing with the Company during the Holder’s lifetime. In the absence of any such written beneficiary designation, for purposes of the Plan, a Holder’s beneficiary shall be the Holder’s estate.

Section 10.7 Rule 16b-3. It is intended that, at any time when the Common Stock is listed on a national securities exchange or quoted on NASDAQ, the Plan and any Restricted Stock Award made to a person subject to Section 16 of the Exchange Act shall meet all of the requirements of Rule 16b-3. If any provision of the Plan or of any such Restricted Stock Award would disqualify the Plan or such Restricted Stock Award under, or would otherwise not comply with the requirements of, Rule 16b-3, such provision or Restricted Stock Award shall be construed or deemed to have been amended as necessary to conform to the requirements of Rule 16b-3.

Section 10.8 Limits of Liability. Any liability of the Company with respect to a Restricted Stock Award shall be based solely upon the contractual obligations created under the Plan and the Restricted Stock Award Agreement. Neither the Company nor any member of the Committee shall have any liability to any party for any action taken or not taken, in good faith, in connection with or under the Plan.

Section 10.9 Governing Law. Except as otherwise provided herein, the Plan shall be construed in accordance with the laws of the State of Delaware.

Section 10.10 Severability of Provisions. If any provision of the Plan is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision of the Plan, and the Plan shall be construed and enforced as if such invalid or unenforceable provision had not been included in the Plan.

Section 10.11 Headings. Headings used throughout the Plan are for convenience only and shall not be given legal significance.

ROTECH HEALTHCARE INC.

PROXY FOR COMMON STOCKHOLDERS FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, SEPTEMBER 27, 2005

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned common stockholder of Rotech Healthcare Inc. (the “Company”) hereby appoints each of Philip L. Carter and Rebecca L. Myers, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all shares of common stock of the Company which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company to be held at the Company’s Pulmo-Dose Facility located at 104 Max Hurt Drive, Murray, Kentucky on Tuesday, September 27, 2005 at 8:30 a.m., local time, and at any adjournments thereof, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the Annual Meeting and any adjournments thereof.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF ALL NOMINEES AS DIRECTORS OF THE COMPANY, “FOR” THE RATIFICATION AND APPROVAL OF THE ROTECH HEALTHCARE INC. SENIOR MANAGEMENT INCENTIVE PLAN (2005-2007), “FOR” THE RATIFICATION AND APPROVAL OF THE ROTECH HEALTHCARE INC. NONEMPLOYEE DIRECTOR RESTRICTED STOCK PLAN, “FOR” THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF ANNUAL MEETING AND PROXY STATEMENT.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

ROTECH HEALTHCARE INC.

September 27, 2005

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE NOMINEES AND THE PROPOSALS LISTED BELOW.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

1. ELECTION OF DIRECTORS:

NOMINEES:

FOR ALL NOMINEES Arthur J. Reimers Philip L. Carter

WITHHOLD AUTHORITY Barbara B. Hill FOR ALL NOMINEES Edward L. Kuntz

William J. Mercer

FOR ALL EXCEPT Arthur Siegel

(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

FOR AGAINST ABSTAIN

2. RATIFICATION AND APPROVAL OF THE ROTECH HEALTHCARE INC. SENIOR MANAGEMENT INCENTIVE PLAN (2005-2007).

3. RATIFICATION AND APPROVAL OF THE ROTECH HEALTHCARE INC. NONEMPLOYEE DIRECTOR RESTRICTED STOCK PLAN.

4. RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.

5. IN THEIR DISCRETION, THE ABOVE NAMED PROXIES ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR OWN JUDGMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned common stockholder.

If a nominee is unable or unwilling to serve at the time of election, the persons named as proxies will have the right to vote according to their judgment for another person instead of such unavailable nominee.

The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement and hereby revokes any proxy or proxies heretofore given. You may strike out the persons named as proxies and designate a person of your choice, and may send this proxy directly to such person.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.